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                                                                   EXHIBIT 10.40

                              SETTLEMENT AGREEMENT

                THIS SETTLEMENT AGREEMENT (this "Agreement") is made as of the 23rd day of January, 2002, by and among Raytheon Company, a company incorporated under the laws of the state of Delaware ("Raytheon"). Raytheon Engineers & Constructors International, Inc., a company incorporated under the laws of the state of Delaware ("RECI," and, together with Raytheon and its wholly-owned or controlled subsidiaries and affiliates, the "Raytheon Parties"), Washington Group International, Inc., a company incorporated under the laws of the state of Delaware, a Debtor in the Bankruptcy Case (as defined below), and effective on the date hereof, Reorganized WGI (collectively, "WGI"). Washington Group International, Inc., a company incorporated under the laws of the state of Ohio, both as a Debtor and reorganized (collectively, "WGI Ohio," and together with WGI, and its wholly-owned or controlled subsidiaries and affiliates, and including the Reorganized Debtors, the "WGI Parties") and the Official Unsecured Creditors' Committee, for so long as it is constituted and acting in the Bankruptcy Case (each of the Raytheon Parties, the WGI Parties and the Committee being referred to as a "Party" and collectively as "Parties"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Appendix I to this Agreement.

                WHEREAS, WGI and certain other WGI Parties commenced cases under Chapter 11 of the Bankruptcy Code on May 14, 2001 (the "Bankruptcy Case"); and

                WHEREAS, Raytheon, RECI and WGI are parties to a Stock Purchase Agreement by and among Raytheon, RECI and WGI (f/k/a Morrison Knudsen Corporation), dated as of April 14, 2000 (the "Stock Purchase Agreement"): and

                WHEREAS, pursuant to certain orders of this Court, the Stock Purchase Agreement and the various agreements executed and delivered pursuant thereto, other than the Disaffiliation Tax Sharing Agreement, have been rejected under section 365 of the Bankruptcy Code; and

                WHEREAS, in connection with the Bankruptcy Case there are various claims against one or more of the Debtors, as the term "claim" is defined in section 101(5) of the Bankruptcy Code (the "Estate Claims"); and

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                WHEREAS, Raytheon and certain other Raytheon Parties have
provided surety bonds, letters of credit, guarantees, or similar credit support arrangements, including substitutions thereof or replacements therefor (each a "Support Agreement" and collectively the "Support Agreements") in favor of third parties for the benefit of certain of the companies transferred by RECI pursuant to the Stock Purchase Agreement; and

                WHEREAS, various pending and potential disputes, claims, controversies, adversary proceedings, and lawsuits by and among the Debtors, the Non-Debtor Subsidiaries, and certain Raytheon Parties in the Bankruptcy Case, and in other jurisdictions, have arisen or could potentially arise from or in connection with the negotiation, disclosures, omissions, execution and delivery, performance or non-performance of the Stock Purchase Agreement, the Support Agreements, and the transactions and agreements that are the subject thereof or are contemplated thereby (but expressly excluding the Excluded Matters) (collectively, the "Raytheon Disputes"); and

                WHEREAS, on the date hereof, the Debtor WGI, as a debtor-in-possession in the Bankruptcy Case, is becoming Reorganized WGI, and in this capacity has been duly authorized to enter into this Agreement under the Plan and Confirmation Order; and

                WHEREAS, the Parties hereto now desire to resolve all Raytheon Disputes and the objection of certain Raytheon Parties to the Plan on the terms and conditions set forth in this Agreement;

                NOW, THEREFORE, for and in consideration of the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.      RAYTHEON ASSERTED CLAIMS

                Section 1.1 Allowance and Discharge in Full. Under the Plan, the Raytheon Asserted Claims shall be allowed as filed (without prejudice to Estate Claims filed by other creditors) and shall be discharged in their entirety. The Raytheon Parties, however, hereby waive and release to the Estates any distribution under the Plan on account of the Raytheon Asserted Claims.

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                Section 1.2 Retention of Rights by Raytheon. Notwithstanding
Section 1.1, the following claims and rights of the Raytheon Parties are specifically acknowledged, preserved, and not discharged under the Plan or pursuant to the Confirmation Order:

                (a) Administrative Claims under section 503 of the Bankruptcy Code (net of post-petition claims for goods and services provided pre-Effective Date by the Debtors to the Raytheon Parties) to the extent agreed upon by the Raytheon Parties, the Debtors and the Committee, or as allowed by the Bankruptcy Court;

                (b) Rights of contribution, reimbursement and subrogation against any of the WGI Parties under outstanding Support Agreements with respect to assumed projects (and the Hudson-Bergen project) or contracts (collectively, and including the Hudson-Bergen project, the "Assumed Projects," it being understood that the Assumed Projects do not include those contracts being assumed in connection with the Ilijan Project Completion Agreements or being assumed and assigned in connection with the Ilijan or Red Oak Project Completion Agreements, or that will be governed by any of such agreements);

                (c) Rights under the Disaffiliation Tax Sharing Agreement, which WGI has assumed under the Plan;

                (d) Rights arising or expressly reserved pursuant to this Agreement or the specific agreements described in and entered into in connection with, or contemplated by, this Agreement; and

                (e) Rights arising under the other agreements listed on Schedules A1 or A2 to the form of Mutual Release attached to this Agreement as Exhibit A.

                Section 1.3 Assigned Claims. The Assigned Claims as defined and described in Appendix I attached to this Agreement are not released, settled or affected by this Agreement, and Raytheon may receive distributions as the holder of a Class 7 Claim under the Plan with respect thereto. The Debtors and the Committee reserve all rights to object to the Assigned Claims.

                Section 1.4 Evidentiary Impact. Nothing with respect to the allowance or treatment of Raytheon's proofs of claim shall have res judicata or collateral estoppel effect or be admissible in evidence, in each case with respect to the rights of any third party, including but not limited to Mitsubishi (as defined in Section 2.2

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below), against, by or with respect to, Raytheon or with respect to the rights of Raytheon against, by or with respect to any third party, including
Mitsubishi.

2.      RAYTHEON SUBROGATION CLAIMS

                Section 2.1 Raytheon Parties' Rights in Respect of Support Agreements. The Confirmation Order provides, and the WGI Parties and the Committee agree, that the discharge, release, and injunction provisions contained in this Agreement do not affect the claims and rights of the Raytheon Parties against or relating to third parties (but not the Debtors as to pre-petition matters) as to any suretyship, subrogation, or other rights in respect of any Support Agreement. Notwithstanding the foregoing, the Raytheon Parties shall not receive or retain any distribution under the Plan on account of subrogation to, or based upon an assignment of, a Class 7 Claim, and the Raytheon Parties hereby waive and release any distributions under the Plan on account of the claims and rights of the Raytheon Parties, whether known or unknown, based upon suretyship, subrogation, reimbursement, contribution, or indemnity, except, in both cases, as provided in Sections 1.3 above or 2.2 below.

                Section 2.2 Rights Under Section 509 of Bankruptcy Code. The rights, if any, of the Raytheon Parties under section 509 of the Bankruptcy Code to be subrogated to rights of Mitsubishi Corporation, Mitsubishi Heavy Industries of America, Inc., Mitsubishi Heavy Industries Ltd., or their affiliates or subsidiaries (collectively, "Mitsubishi") in respect of payments made by the Raytheon Parties to Mitsubishi under a Support Agreement are hereby preserved; provided, however, that (a) the amount of Mitsubishi's Estate Claim as to which the Raytheon Parties may be subrogated shall not exceed or expand the amount of $217.5 million (the "Mitsubishi Allowed Claim"), (b) if any portion of the Mitsubishi Allowed Claim becomes an Assigned Claim, the amount of such Assigned Claim shall be limited to $100 million, (c) the aggregate amount of Raytheon's subrogation rights with respect to the Mitsubishi Allowed Claim, plus other amounts with respect to which distributions under the Plan are made to Mitsubishi, shall not exceed in the aggregate the Mitsubishi Allowed Claim (with any allocation to be as may be agreed by Raytheon and Mitsubishi or, failing such agreement, as the Bankruptcy Court may determine), and (d) the amount, extent and nature of the Raytheon Parties' rights under section 509 of the Bankruptcy Code shall be as agreed among Mitsubishi, Raytheon, the Committee and the Debtors, or failing such agreement, as the Bankruptcy Court may determine.

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3.      FUTURE OBLIGATIONS UNDER ASSUMED PROJECTS SUPPORT AGREEMENTS.

                Section 3.1 Rights of Raytheon Parties. The WGI Parties agree to take, and to cause their subsidiaries and affiliates to take, reasonable and necessary actions to protect the Raytheon Parties against possible future exposure under the Support Agreements relating to Assumed Projects (the "Assumed Projects Support Agreements"). The Raytheon Parties shall have, and are hereby granted, rights of contribution, reimbursement and subrogation against the WGI Parties under outstanding Assumed Projects Support Agreements, and all such rights are hereby expressly acknowledged and recognized and have been so acknowledged and recognized under the Plan and the Confirmation Order.

                Section 3.2 Joint and Several Obligation: Standby Letter of Credit. Each of the WGI Parties (excluding WILLC), jointly and severally, hereby agrees to pay and satisfy their obligations to each of the Raytheon Parties for any and all obligations, payments or liabilities of such Raytheon Party under any of the Assumed Projects Support Agreements. Each of the Assumed Projects Support Agreements, and all obligations arising thereunder shall be, and hereby are agreed to constitute, the joint and several obligation of each of the Reorganized Debtors (excluding WILLC) and the obligations thereunder will be supported by an irrevocable standby letter of credit to be provided by, and for the account of, the Debtors for the benefit of the Raytheon Parties in the maximum drawing amount of $10,000,000 (the "Raytheon LOC," the form of which is attached hereto as Exhibit B). The Raytheon LOC will cover first dollar exposure for the Assumed Projects Support Agreements, be drawable in accordance with the terms set forth on Exhibit C hereto and remain in place and available for so long as, but only to the extent that, any obligation under any Assumed Projects Support Agreement is in effect.

4.      PENDING LITIGATION

                Section 4.1 Suspension and Dismissal with Prejudice. All pending litigation pursued by one or more of the Parties against one or more of the other Parties was suspended on November 8, 2001, and will be dismissed with prejudice on the Effective Date. Such litigation includes (a) the Raytheon Actions (including the Idaho Litigation, the purchase price adjustment process and the American Arbitration Association arbitration matter), and (b) the Debtors' pending fraudulent transfer adversary proceeding in the Bankruptcy Case.

                Section 4.2 Certain Raytheon Actions. The applicable Raytheon Parties and WGI Parties agree jointly to withdraw, on or before the Effective Date, the American Arbitration Association arbitration demand and any related filings and dismiss those aspects of the Raytheon Actions, without any further consideration

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except for the exchange of mutual releases, and each such Party agrees to bear its own costs in connection with the foregoing.

                Section 4.3 Independent Accounting Firm. The Independent Accounting Firm appointed by the court in the Raytheon Actions has been instructed by WGI and Raytheon to stop work in connection with the purchase price adjustment, and Raytheon and WGI agree to share equally the costs for the Independent Accounting Firm through the cessation of work and each such Party to bear its own costs.

5.      PROJECT SERVICES

                Section 5.1 Assumed Projects. (a) The WGI Parties agree to provide the Raytheon Parties with (i) on a commercially reasonable efforts basis, monthly project reports on each Assumed Project to the extent provided to owners and other clients with respect to such Assumed Project, (ii) copies of information actually provided to surety companies or WGI Parties' lenders, and
(iii) other mutually-agreed information (except to the extent the provision of the items set forth in (i), (ii) and (iii) is limited by contract or government regulation, in which event the WGI Parties and the Raytheon Parties shall use commercially reasonable efforts to attempt to satisfy any such limitation in order to enable the Raytheon Parties to obtain such information). All information provided by the WGI Parties under this Section 5.1 shall be subject to the confidentiality provisions set forth in Section 7.4.

                (b) In the event that any of the WGI Parties or Raytheon Parties learns of a threatened or pending claim against an Assumed Projects Support Agreement, WGI shall promptly notify Raytheon (if a WGI Party learns of it) and Raytheon shall promptly notify WGI (if a Raytheon Party learns of it) and WGI agrees to provide Raytheon with reasonable access to the WGI Parties' books, records and personnel on the same basis as provided elsewhere in this
Section 5 and Section 8.13.

                Section 5.2 Projects with Existing Separate Agreements. For the Sithe Fore River, Sithe Mystic, Red Oak, Puerto Plata, and Ilijan projects (collectively, the "Separate Projects"), any services to be provided by the WGI Parties shall be in accordance with the Separate Agreements, which already have been agreed to.

                Section 5.3 Services Agreement for Certain Projects. The Saltend, Damhead, Jindal, Posven, Ratchaburi, Tallahassee, Acme, Ezhou, Egypt Electric, UCH and NACIC projects, together with any and all other projects or contracts (but

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excluding the Separate Projects) rejected by any of the WGI Parties with respect to which any Raytheon Party has provided a Support Agreement where there may need to be further physical work or other routine project closeout activities, and the Clear Alaska project, shall be the subject of the Services Agreement.

                Section 5.4 Third Party Litigation and Claims Support for All Projects/Contracts with Respect to which Project Claims Against Raytheon Are Threatened or Asserted.

                (a) Application. The Services Agreement shall govern the provision of litigation and claim-related support that falls within the scope of Completion Services. The Separate Agreements shall govern the provision of litigation and claim-related support that falls within the scope of services required to be provided pursuant to the Separate Agreements. Except to the extent governed by the Services Agreement or Separate Agreements as described above, this Section 5.4 shall describe, and shall apply to, litigation and claims (collectively, the "Project Claims") that fall within one or more of the following categories: (i) litigation or claims that relate to any contract or project rejected by any of the Debtors in the Bankruptcy Case pursuant to section 365 or 1123(b)(2) of the Bankruptcy Code (the "Rejected Projects"); (ii) litigation or claims that relate to projects or contracts neither rejected nor assumed by any WGI Party in the Bankruptcy Case and where such litigation or claims are asserted against any Raytheon Party or under or with respect to a Support Agreement; (iii) litigation or claims that involve an Assumed Project as to which any WGI Party has breached and failed to cure its payment or reimbursement obligations relating to the applicable Support Agreement relating to such Assumed Project as required under Sections 3.1, 3.2 or 6.1(b) (a "Breached Assumed Project"); or (iv) litigation or claims that involve an Assumed Project as to which a claim is asserted against a Raytheon Party, whether or not such claim is asserted under or with respect to a Support Agreement or any of the contracts relating to such Assumed Project assumed by the WGI Parties.

                (b) General Assistance. (i) At Raytheon's request, the WGI Parties shall provide the Raytheon Parties with support in asserting or defending actual or threatened Project Claims or litigation or proceedings (including arbitration) in any forum in which any Project Claim is being asserted, defended, or resolved (collectively, the "Project Claims Litigation") involving third parties arising (A) under any contract relating to a Rejected Project, or (B) in respect of (I) Project Claims also asserted or threatened to be asserted against any of the Raytheon Parties or under or with respect to a Support Agreement, or (II) in connection with a Breached Assumed Project, claims asserted or threatened against any of the

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Raytheon Parties or under or with respect to a Support Agreement (the matters described in the foregoing paragraphs (A) and (B) are collectively referred to as "Project Claim Matters"). The WGI Parties agree that they will diligently and in good faith provide documentation, information, access, and access to (but not use of) personnel reasonably requested by the Raytheon Parties in connection with any Project Claim Matters, which information, documentation and access also shall be available to the Committee.

                        (ii) Without in any way limiting the generality of the foregoing, it shall be deemed reasonable for Raytheon to request to meet with witnesses who are WGI Party personnel in advance of any testimony they may be asked or required to give at a deposition or hearing of any sort and to have them travel to the location of any hearing; provided that WGI Party personnel shall not be required to provide any in-country support or services in Pakistan or any other foreign country in connection with any project unless (A) WGI is reasonably satisfied regarding safety and security in Pakistan or such other foreign country and (B) in the case of Pakistan only, WGI is satisfied in its sole and absolute discretion regarding its exposure to legal liability to judgments or other legal process. In the event that WGI is not reasonably satisfied regarding safety or security in Pakistan or such other foreign country, WGI shall notify Raytheon of such concerns and the WGI Parties and the Raytheon Parties shall meet to discuss such concerns and, acting in good faith, to enter into alternative arrangements.

                        (iii) Each of the WGI Parties hereby represents and warrants that, other than in connection with settlements with Raytheon or Mitsubishi or other settlements presented to and approved by the Bankruptcy Court (after notice to Raytheon and the Committee), since November 8, 2001 to the date of this Agreement, the WGI Parties have not compromised or settled any Estate Claim, Project Claim, or Project Claim Litigation involving a matter referred to in this Section 5.4 without obtaining, in addition to any other required consent, the consent of Raytheon and the Committee.

                        (iv) Except in the case of a Breached Assumed Project, Raytheon agrees to compensate the WGI Parties for the support provided pursuant to this paragraph (b) on the same basis of Allowable Costs plus a 7.5% fee, as provided in the Services Agreement with respect to Completion Services.

                (c) Notice. If any of the WGI Parties receives any writing in which a claim is asserted or threatened against any of the WGI Parties either
(i) in connection with any project with respect to which a Support Agreement exists or (ii)

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with respect to which any of the Raytheon Parties is alleged to have, or any WGI
Party has a reasonable basis for knowing such Raytheon Party has, financial exposure based upon the existence or terms of a Support Agreement or any other agreement or legal theory ("Possible Project Claim"), the WGI Parties agree to provide Raytheon with prompt notice of the claim. If a claim is asserted or threatened against any of the WGI Parties that constitutes or relates to a Possible Project Claim or an Estate Claim, WGI agrees to provide the Committee with prompt notice of such claim.

                (d) Additional Obligations. In addition to the general assistance obligations under paragraph (b) above and the notice obligations under paragraph (c) above:

                        (i) with respect to (A) a Rejected Project Claim, (B) any Project Claim Matter (other than a Rejected Project Claim) or any Possible Project Claim or Project Claim Litigation, in each case as to which both WGI and the Committee indicate that they do not have a material interest, or (C) a claim arising in connection with a Breached Assumed Project (collectively, "Raytheon Controllable Claims"), then in each such case, upon Raytheon's written request, the applicable WGI Parties and the Committee agree to permit Raytheon or the applicable Raytheon Party to direct the response to the claim and any related litigation, including without limitation, asserting counterclaims including those that preserve the WGI Parties' recoupment or set-off rights, control the process and receive any resulting proceeds (subject to the provisions of Section 5.5(b) below), provided that, in the case of Raytheon Controllable Claims of the types described in paragraphs (A) or (B) above, Raytheon pays all of the defense and other litigation costs in connection therewith.

                        (ii) To the extent that Raytheon requests any of the WGI Parties or the Committee, as applicable, to pursue any Rejected Project Claim or any other affirmative claim of a WGI Party relating to a Project Claim in one or more of the WGI Parties' own name, and the relevant WGI Parties reasonably determine that the pursuit of such matter in its own name would have a material adverse impact on an existing or potential customer, supplier, subcontractor or other material business relationship, then, subject to the following proviso, the WGI Parties shall not be required to pursue such claim in their own name, but will assign such claim to Raytheon or RECI or their designees; provided that (I) such an assignment would be legally effective and
(II) Raytheon determines that the assignment of such claim or the failure of the WGI Parties to pursue the claim in their own name will not adversely affect the pursuit of such claim or other matter related in any way to that claim, including the defense of any claims or counterclaims relating to the same

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project or expose any Raytheon Party to liabilities or damages for which it is not otherwise exposed or liable. In the event of any such assignment, the WGI Parties will provide documentation, information, access and access to, and use of, personnel reasonably requested by Raytheon to provide claim analysis and investigation and other background support, and Raytheon otherwise will have the claim and litigation support provided under this Agreement. In the event that any claim is not assigned due to a failure to meet either of the conditions in the proviso in the second preceding sentence, the relevant WGI Parties will pursue the applicable matter in their own name, but, in the event that the condition referred to in subclause II of such proviso is not met, the Raytheon Parties and WGI Parties will use commercially reasonable efforts to structure such pursuit in a manner that mitigates to the extent reasonably possible any material adverse effect on the WGI Parties' business relationships while not adversely affecting the pursuit or defense of such claim.

                        (iii) For any Project Claim Matters not addressed in
Section 5.4(d)(i) or in the event that Raytheon makes a reasonable determination that any Raytheon Party is or may be exposed to liability under a Support Agreement or any other agreement or legal theory related to a Project Claim Matter that is not a Raytheon Controllable Claim (collectively, "Joint Defense Claims"), upon Raytheon's reasonable request, the applicable WGI Parties, and, if the exposure is related to an existing Estate Claim or may give rise to an Estate Claim, the Committee, and Raytheon shall enter into mutual defense arrangements, to be agreed upon in good faith. Those arrangements shall be appropriate under the circumstances of the particular Joint Defense Claim and, to the extent appropriate, each of the affected Parties will agree to (A) provide each other with all pleadings and notices in connection with such Joint Defense Claim, (B) provide each other with access to all relevant or related records and documents, (C) recognize the joint defense and common interest privilege between the affected Parties and their affiliates, (D) confer with each other prior to filing dispositive pleadings, making offers to settle or other major events, and (E) allow each other privileged access to relevant defense counsel. The WGI Parties and the Committee also acknowledge the right of Raytheon or another applicable Raytheon Party to intervene in its own name. In the event that any such Joint Defense Claim thereafter becomes a Raytheon Controllable Claim, the provisions of Section 5.4(d)(i) shall apply.

                        (iv) Upon Raytheon's reasonable request, the WGI Parties and the Committee agree to cooperate with Raytheon and provide reasonable cooperation and support to Raytheon in responding to the Project Claims, Project Claim Litigation, Project Claim Matters, and Possible Project Claims to assist the Raytheon Parties in mitigating any exposure and risk they may have; provided,

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however, in no event shall any WGI Party or the Committee be required to provide legal services to Raytheon. Raytheon shall be permitted to use counsel previously involved in the matter, and all Parties agree to waive any conflict.

                (e)     Costs, Budgeting, Etc. With respect to any provision of
Section 5.4(d) that provides that the WGI Parties will provide services, except with respect to a Breached Support Agreement, Raytheon will reimburse or otherwise be responsible for the WGI Parties' costs in providing support pursuant to this Section 5.4(d) and such costs shall be based on Allowable Costs, including Allowable Costs of in-house counsel and administrative personnel, plus a fee of 7.5%. To the extent practicable, prior to the WGI Parties incurring any costs, Raytheon and WGI will prepare and agree upon a proposed scope description of the services to be provided and budget and reconciliation, payment and audit procedures, similar to the procedures contemplated by Section 2(d) of the Services Agreement.

                (f)     Without in any way limiting the generality or scope of
Section 8.10, nothing in this Section 5.4 is intended to, nor does it, in any way (i) benefit or create any rights or benefits for any Person that is not a signatory to this Agreement, or (ii) establish, or constitute an assumption of, any liabilities, duties, or obligations to, any Person not a signatory to this Agreement.

                Section 5.5 Raytheon Parties' Rights to Rejected Project Claims, Etc. (a) The Raytheon Parties shall have the benefit of and be able to pursue or settle rights and claims of the WGI Parties in connection with Rejected Projects against customers, project owners, contractors, subcontractors, vendors and other third parties ("Rejected Project Claims"), subject to such parties' rights and defenses, if any, to such Rejected Project Claims. In addition, Raytheon or another applicable Raytheon Party may elect to control the process in the same manner as provided in Section 5.4 with respect to Raytheon Controllable Claims or may elect to control the process in the same manner as provided in Section
5.6 with respect to Estate Claims, as applicable, and receive any resulting proceeds, in each case with respect to Rejected Projects, subject to the provisions of paragraph (b) below. The WGI Parties and Raytheon agree that as part of the defense of any related Raytheon Controllable Claims and pursuit of Rejected Project Claims, any contract balances and affirmative claims of the WGI Parties, including without limitation the rights in the equity of Posven C.A. (and the WGI Parties agree within fifteen (15) days of a written request therefore, to provide Raytheon or its designee with the stock certificate(s) or other evidence of such equity), against project owners, customers, or others will be used first in respect of each such defense or pursuit to compromise, reduce or eliminate such Estate Claim or claim of a specific owner or any other specific third party in

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connection with that specific Estate Claim or claim asserted, respectively, against the WGI Parties or against the Raytheon Parties. As part of the Rejected Project Claims, assets or proceeds from whatever source claimed from third parties related to the Rejected Projects shall belong and be paid over directly to Raytheon or another applicable Raytheon Party, subject to the provisions of paragraph (b) below. Raytheon shall endeavor in good faith to avoid prejudice to existing rights and claims, if any, of the Reorganized Debtors with respect to such projects and upon request shall give reasonable notice to WGI and the Committee of the status and results of such legal action. With respect to any Rejected Project Claims being pursued by Raytheon directly in the name of the WGI Parties, Raytheon shall provide periodic updates to WGI and the Committee and, if WGI provides notice to Raytheon and the Committee that WGI or the Committee has a concern about specified Rejected Project Claims, (i) Raytheon shall provide to WGI and the Committee reasonable periodic information regarding the case, (ii) before deciding to abandon the pursuit of the particular Rejected Project Claim, so advise WGI and the Committee and permit WGI or the Committee, as appropriate, to take over the Rejected Project Claim for its own account and
(iii) Raytheon will not obtain (or retain) an affirmative recovery for its own account (by settlement or otherwise) if the opposing party in the case retains an Estate Claim or an affirmative claim against the Reorganized Debtors.

                (b)     In addition, and notwithstanding the foregoing paragraph
(a), with respect to each of the Rejected Projects, other than the Designated Projects and except as otherwise provided in the Ilijan Project Completion Agreements and the Red Oak Project Completion Agreement, to the extent that after first paying or discharging obligations due to and related costs incurred by the Raytheon Parties under the related Support Agreement or the Services Agreement and in pursuing Rejected Project Claims relating to that Rejected Project, there remain Net Proceeds from Rejected Project Claims in connection with that Rejected Project, Raytheon shall provide written notice thereof to WGI and the Committee and shall pay over the amount of such excess to WGI, which is entitled to such excess. With respect to the Designated Projects, however, Raytheon or another applicable Raytheon Party shall be entitled to all assets, claims and recoveries, if any.

                (c)     Without in any way limiting the generality or scope of
Section 8.10, nothing in this Section 5.5 is intended to, nor does it in any way
(i) benefit or create any rights or benefits for any Person that is not a signatory to this Agreement, or (ii) establish, or constitute an assumption of, any liabilities, duties, or obligations to, any Person not a signatory to this Agreement.

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                Section 5.6 Claims Allowance Process. This Section 5.6 shall apply to all Estate Claims being allowed, disputed, or resolved in whole or in part in the Bankruptcy Court or in an alternative forum to which the Bankruptcy Court has ceded jurisdiction by an order entered in the Bankruptcy Case that was not sought by the Committee ("Alternative Forum") with respect to matters involving or otherwise related to any Raytheon Party or any Project Claim with respect to which any Raytheon Party (a) has any actual or potential liability,
(b) is entitled to pursue a recovery in respect of such Project Claim in accordance with this Agreement or (c) otherwise has any pecuniary interest in or with respect to such Estate Claim (a "Raytheon Related Estate Claim").

                (a) The Raytheon Parties, the WGI Parties and the Committee agree to cooperate in the development and implementation of a process for the resolution of Estate Claims generally and Raytheon Related Estate Claims in particular in the Bankruptcy Case (the "Claims Allowance Process").

                (b) The Raytheon Parties may initiate or seek to intervene or otherwise participate as parties in a Claims Allowance Process matter with respect to particular Raytheon Related Estate Claims. The WGI Parties and the Committee agree to support that participation, in a manner consistent with the terms and conditions of this Agreement, so long as such intervention or participation would not unduly delay the adjudication of the rights of the original parties, and further agree to permit Raytheon to control the litigation, arbitration or other determination of the Raytheon Related Estate Claims, including, without limitation, the assertion of counterclaims or the right of setoff or recoupment, as appropriate; provided however that the Committee, as provided in the Plan, may settle or compromise a Raytheon Related Estate Claim as long as such settlement or compromise does not determine or adversely affect the liability, if any, of the Raytheon Parties with respect to such Raytheon Related Estate Claim and as long as such settlement or compromise does not require any payment by a Raytheon Party. If the Bankruptcy Court or the court or panel in such Alternative Forum permits the Raytheon Parties to so intervene or otherwise participate as a party with respect to a particular Raytheon Related Estate Claim, the Committee or Raytheon may seek a determination from the Bankruptcy Court of the obligations, if any, of the Raytheon Parties to a Person with respect to such Raytheon Related Estate Claim that is based upon such party's rights under a Support Agreement and the Raytheon Parties (i) may seek a ruling that their obligations, if any, should not be so determined on any ground other than lack of personal jurisdiction over the Raytheon Parties or improper venue, and/or (ii) may oppose the relief sought on the merits.

                (c) The Raytheon Parties, rather than seeking to intervene or otherwise participate as a party, may request in a writing that refers to this Section 5.6 that the WGI Parties and/or the Committee permit the Raytheon Parties to direct their actions as to a particular Raytheon Related Estate Claim (including with respect to settlement and allowance of the Raytheon Related Estate Claim), including, without limitation, the assertion of counterclaims or the right of setoff or recoupment, as appropriate, provided that the Raytheon Parties agree to reimburse all reasonable fees, costs, and expenses associated with their doing so. The WGI Parties and the Committee agree to comply with such request and to follow such direction from the Raytheon Parties; provided, however, that the Committee, as provided in the Plan, may settle or compromise a Raytheon Related Estate Claim as long as such settlement or compromise does not determine or adversely affect the liability, if any, of the Raytheon Parties with respect to such Raytheon Related Estate Claim and as long as such settlement or compromise does not require any payment by a Raytheon Party.

                (d) Except as, but only to the extent, expressly provided herein, the Estates and the Committee acting on behalf of the Estates reserve their rights, if any, under applicable law or procedural rules to seek an order joining one or more Raytheon Parties in any matter, proceeding or other civil action (including arbitration) in the Claims Allowance Process with respect to a particular Raytheon Related Estate Claim and to request a determination by the Bankruptcy Court of the obligations, if any, of the Raytheon Parties to the Person or Persons asserting such Raytheon Related Estate Claim under a Support Agreement or other agreement or legal theory. Except as, but only to the extent, expressly provided herein, the Raytheon Parties reserve their rights, if any, to oppose any such motion, request or action on any grounds under applicable law or procedural rules. The Parties intend and agree that nothing in this Agreement, including, without limitation, this Section 5.6, is intended to, or does, suggest the existence or validity of any rights or expand, restrict, or in any way affect or influence the nature, existence, or validity of any of the rights, if any, reserved under this Section 5.6(d).

                (e) In the event that in the Claims Allowance Process in the Bankruptcy Court or an Alternative Forum, the Raytheon Parties (i) initiate, intervene or participate as a party in the determination of a Raytheon Related Estate Claim as provided in paragraph (b) above, or (ii) elect to direct the litigation, arbitration or other determination of a Raytheon Related Estate Claim as provided in paragraph (c) above, and (x) in each case, the WGI Parties and the Committee have permitted the Raytheon Parties to control the defense of the Raytheon Related Estate Claim, and (y) if, but only if, the Bankruptcy Court or the Court or panel in that

Alternative Forum, after having afforded the Raytheon Parties a full and fair opportunity to be heard, should determine in a Final Order that one or more Raytheon Parties are liable under a Support Agreement to the Person asserting the Raytheon Related Estate Claim, then the Raytheon Parties will pay or otherwise resolve their liability to such Person, which payment shall extinguish the liability of both the Estate for such Raytheon Related Estate Claim and the Raytheon Parties for such Raytheon Related Estate Claim. Subject to the provisos contained in paragraphs (b) and (c), no settlement of any Raytheon Related Estate Claim that is referred to in paragraphs (i) or (ii) above shall be agreed to or supported by the WGI Parties or the Committee without the consent of Raytheon, if the settlement contemplates any payment by, or could have an adverse economic consequence for, any Raytheon Party.

                (f) The WGI Parties agree that they will provide assistance in the Claims Allowance Process to Raytheon if Raytheon initiates, intervenes or otherwise participates as a party in a Claims Allowance Process matter, including the furnishing of documentation, information, financial data, reasonable access to personnel, and reasonable access to WGI's counsel and other professionals, and, upon the request of the Committee, with Raytheon's consent, the WGI Parties will provide all such assistance to the Committee as well. The WGI Parties shall also provide to the Committee, at the Committee's request with prior notice to Raytheon, assistance, documentation, information, financial data, reasonable access to personnel, and reasonable access to WGI counsel and other professionals, but, without Raytheon's consent, shall not provide the Committee with any such information, financial data, access to personnel, WGI counsel and other professionals that the WGI Parties would not be obligated to provide to a third party pursuant to discovery under the Federal Rules of Bankruptcy Procedure. The Committee shall not voluntarily provide any non-public information received pursuant to this Agreement to any third party unless consented to by Raytheon and shall not use any assistance or information provided to it by WGI in a manner that is inconsistent with the terms of this Agreement. Raytheon consents to the WGI Parties providing such information to the Committee and agrees that doing so will not constitute a breach of the confidentiality provisions or other information request provisions of this Agreement (subject to any applicable protective order) and the Committee agrees to observe the confidentiality obligations as though it were a WGI Party. Such assistance will be furnished to the Committee by Reorganized WGI without charge. The reimbursement of expenses, fees, and costs of the Committee are to be borne by Reorganized WGI pursuant to the Plan. The Raytheon Parties will reimburse all accrued but unpaid reasonable fees, costs and expenses incurred by the WGI Parties in providing the Raytheon Parties with the assistance, but only to the extent such fees, costs and expenses exceed the amounts required to provide assistance to the Committee. Nothing contained in this Agreement shall affect or limit, or be deemed to be a waiver of, the right, if any, of any Party to seek discovery, including testimony and the production of documents in any matter, proceeding or other civil action (including arbitration).

                (g) The Parties agree that, without formally participating in the resolution of a Raytheon Related Estate Claim as contemplated by paragraph (b) or (c) above, and thereby making applicable the provisions of paragraph (e) above, that (i) the Parties may consult with respect to any Raytheon Related Estate Claim, Raytheon may be consulted respecting its views and preferences and Raytheon may provide comments and suggestions with respect to the resolution of any Raytheon Related Estate Claim, and (ii) the WGI Parties and the Committee shall consult and confer with Raytheon with respect to any Raytheon Related Estate Claim related in any way to a Project Claim.

                (h) The determination of the amount of an Allowed Claim in the Claims Allowance Process shall not expand, limit or alter the obligation of the Raytheon Parties, if any, to make payments under a Support Agreement with respect to such Raytheon Related Estate Claim. In no event, will the WGI Parties or the Committee consent to the entry of an order fixing the amount of an Allowed Class 7 Claim in an amount different from that with respect to which distributions under the Plan are to be made to the holder of such Allowed Class 7 Claim.

                (i) Except as, but only to the extent, expressly provided herein the Raytheon Parties, the WGI Parties and the Committee agree that each Party reserves its rights under applicable law and procedural rules in connection with any specific matter, proceeding, or civil action (including arbitration) and that no Party has agreed to create or waive rights in respect of such law or rules or in favor of third parties under this Section 5.6.

                (j)     Without in any way limiting the generality or scope of
Section 8.10, nothing in this Section 5.6 is intended to, nor does it in any way
(i) benefit or create any rights or benefits for any Person that is not a signatory to this Agreement, or (ii) establish, or constitute an assumption of, any liabilities, duties, or obligations to, any Person not a signatory to this Agreement.

                Section 5.7 PP9 Project. Raytheon and WGI acknowledge that both the "Consortium Agreement" and the project agreements for the so-called "PP9 Project" are between certain WGI Parties and General Electric Company and its affiliates and are being assumed by the WGI Parties as part of the Bankruptcy Case, while the project agreements for the Ratchaburi project were also between certain WGI Parties and General Electric Company and its affiliates but were rejected by the WGI Parties as part of the Bankruptcy Case, and agree that their respective interests in the Ratchaburi project and the PP9 Project will be independent from each other, with rights and obligations remaining separate between the two projects, and benefits and burdens for each project will remain with that project and the parties involved. Accordingly, nothing in this Agreement shall be deemed to authorize Raytheon to settle or compromise any claim relating to the PP9 Project or to receive or retain any amounts payable by any third party with respect to such project, and nothing in this Agreement shall be deemed to authorize any WGI Party to settle or compromise any claim relating to the Ratchaburi project or to receive or retain any amounts payable by any third party with respect to the Ratchaburi project.

6.      ADDITIONAL AGREEMENTS

                Section 6.1 Agreements Involving Assumed Projects Support Agreements.

                (a) Certain Support Agreements. The WGI Parties agree to use commercially reasonable efforts (consistent with their capabilities and circumstances) to identify and replace Assumed Projects Support Agreements of relatively long duration and/or that involve relatively little risk. WGI shall endeavor in good faith to terminate the Support Agreements in connection with Pine Bluff. WGI may consult with Raytheon from time to time concerning the progress made with respect to any such releases, and Raytheon agrees to provide reasonable assistance in such process. For purposes of this Section 6.1 only, Gulf Chemical shall be an "Assumed Project."

                (b) Reimbursement and Repayment. (i) With respect to Assumed Projects Support Agreements, the WGI Parties agree to reimburse the applicable Raytheon Party for all third-party premiums, payments and other carrying costs of those Support Agreements, within fifteen (15) days after receipt of invoices for these amounts. If a Raytheon Party is required to reimburse a letter of credit issuer for any drawing under an Assumed Projects Support Agreement, or is required to make any payment under an Assumed Projects Support Agreement that is a guaranty or surety bond (other than carrying costs as provided above or to reimburse the issuer of a surety bond under an indemnity agreement or otherwise), then the WGI Parties agree to reimburse such Raytheon Party within three (3) business days after receipt of Raytheon's demand for payment.

                        (ii) The WGI Parties' payment and reimbursement obligations under Sections 3.1 and 3.2 and this Section 6, as among each of the WGI Parties (but excluding WILLC), is a joint and several obligation and shall not be subject to any right of set-off or defense to payment that otherwise might be available. Each of the WGI Parties (but excluding WILLC), jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with all other WGI Parties, with respect to the payment and reimbursement obligations under Sections 3.1 and 3.2 and this Section 6, it being the intention of the Parties that all the obligations shall be the joint and several obligations of each of the WGI Parties (but excluding WILLC) without preferences or distinction among them. The first dollar exposure for any such amounts shall be drawable by Raytheon under the Raytheon LOC, in accordance with the terms set forth on Exhibit C hereto.

                (c) Reporting. Until a particular Assumed Projects Support Agreement is completely released, the WGI Parties agree to provide Raytheon with
(i) on a commercially reasonable efforts basis, monthly project reports on each Assumed Project to the extent provided to owners and other clients with respect to such Assumed Project, (ii) copies of information actually provided to surety companies or the WGI Parties' lenders, and (iii) other mutually-agreed information (except to the extent the provision of the items set forth in (i), (ii) or (iii) is limited by contract or government regulation, in which event the WGI Parties and the Raytheon Parties shall use commercially reasonable efforts to satisfy any such limitation in order to enable the Raytheon Parties to obtain such information). All information provided by the WGI Parties under this Section 6.1 shall be subject to the confidentiality provisions set forth in
Section 7.4. In connection with Assumed Projects, Raytheon shall not have access to the WGI Parties' books, records or personnel until any of the Raytheon Parties has reason to believe or any of the WGI Parties has knowledge that third parties may have rights to or have, or have threatened to assert, claims with respect to any Assumed Projects Support Agreements. In that event, the WGI Parties agree to provide diligently and in good faith all documentation, information, access, and access to personnel requested by Raytheon, as though subject to the Services Agreement and as provided in Section 8.13.

7.      LITIGATION RELEASES AND THIRD PARTY ISSUES

                Section 7.1 Mutual Releases; Resolution of Certain Claims. (a)
(i) Raytheon and WGI agree to execute and deliver, and to cause the appropriate

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

Raytheon Parties and WGI Parties, respectively, and the Persons related thereto, to execute and deliver, duly authorized releases in the form set forth in Exhibit A.

                        (ii) Raytheon and WGI shall not be obligated to obtain releases from subsidiaries or other affiliates that are not wholly-owned (referred to as a "Non-Releasing Entity"), but Raytheon and WGI each agree to indemnify the other party and all related parties that are the subject of the releases against all claims and causes of action ever asserted now or in the future by such Non-Releasing Entity that would have been covered had the Non-Releasing Entity delivered a release as described above; provided, however, that such indemnity shall not extend to contracts between any Raytheon Parties and any WGI Parties entered into in the ordinary course.

                (b) At Raytheon's request and expense, the WGI Parties, to the extent permitted by the Bankruptcy Court, shall use commercially reasonable efforts to use the post-confirmation jurisdiction of the Bankruptcy Court to resolve disputed, contingent, or unliquidated claims being asserted by third parties that Raytheon reasonably believes relate to property of the Estate and will use commercially reasonable efforts in cooperating in other jurisdictions to resolve disputed, contingent, or unliquidated claims and claims based in any way on the Stock Purchase Agreement and the various agreements executed and delivered pursuant thereto. Notwithstanding the foregoing, to the extent the claim involved is an Estate Claim, the Estate Claim shall be the subject of the Claims Allowance Process and shall be governed by Section 5.6, and the resolution of any such Estate Claim shall be through the Claims Allowance Process. When such claims involve Rejected Projects involving outstanding Support Agreements that may be subject to such claims, the use of the post-confirmation jurisdiction of the Bankruptcy Court as described herein shall be subject to Raytheon's consent and right to direct the response to the claim and any related litigation, to control the process and to receive any resulting proceeds, in a manner consistent with Sections 5.4, 5.5 and 5.6.

                Section 7.2 SPA Information. (a) The Parties agree to keep confidential (and to use their best efforts to cause their respective agents and representatives to keep confidential) any "SPA Information"; provided however that the parties may utilize SPA Information on a non-confidential basis as reasonably required in connection with conduct of their business or otherwise in furtherance of WGI's business interests (including, without limitation, existing or potential business arrangements, but excluding any business interests or arrangements involving the pursuit of claims against the Raytheon Parties). SPA Information, for purposes of this Section 7.2 and Section 7.5 below means, collectively, (a) any information or documents provided to Morrison Knudsen or the WGI Parties or their agents by the Raytheon Parties or (b) any information or documents provided to the Raytheon Parties or their agents by Morrison Knudsen or the WGI Parties, in each case in connection with the negotiation or implementation of the Stock Purchase Agreement or pursuant to the Confidentiality Agreement dated as of August 4, 1999 between Raytheon Company and Morrison Knudsen Corporation. This obligation shall not apply with respect to any information that: (x) was known by the WGI Parties or the Raytheon Parties prior to receipt from the other party; (xi) was developed independently by the WGI Parties without the use of SPA Information;
(xii) is in the public domain or otherwise generally available to the public; or
(xiii) was received by the WGI Parties from third parties under no known confidentiality obligation to the Raytheon Parties, including those under this Agreement.

                (b) Notwithstanding the foregoing, the WGI Parties and the Raytheon Parties, respectively, may disclose SPA Information (i) to the extent requested or required by any regulatory authority, government authority, or examining authority or provided to such authority to the extent such Party, in its discretion, has determined that it should do so to protect or preserve its own legal, regulatory, or commercial interests, or (ii) to the extent necessary for any Party to defend against a suit, action or proceeding to which it or any of its officers or directors is a party.

                (c) The Raytheon Parties and WGI Parties agree not to waive intentionally or release any known privileges or protections with respect to non-public SPA Information and the businesses sold pursuant thereto as it relates to any third party litigation that may involve a Raytheon Party or WGI Party without first giving reasonable notice to the other Party.

                Section 7.3 Discovery Materials. (a) All documents, interrogatory answers, deposition testimony, and deposition exhibits produced or obtained in the Bankruptcy Cases and the Idaho Litigation, all submissions made by Raytheon and WGI in connection with the purchase price adjustment proceedings, and all transcripts of proceedings before the Independent Accounting Firm (collectively, "Discovery Materials") shall be governed by this
Section 7.3 and Section 7.5 below. A Party's own documents in the hands of such Party including, without limitation, documents it produced in connection with such cases, shall not constitute Discovery Materials.

                (b) The parties may retain Discovery Materials, except for the 116 documents believed by WGI to be privileged and previously identified to Raytheon, which, to the extent held by Raytheon, shall be returned to, and retained (i.e., not destroyed) by WGI. The Parties shall not disclose Discovery Materials to any Person unless such Person has acknowledged in writing that s/he has read the terms of this Section 7.3 and is personally bound by it, and such Person is (i) a client representative of the Party retaining possession of such Discovery Materials, (ii) an attorney, accountant, financial advisor, expert, or other professional retained by such client, or (iii) a Person to whom disclosure of the Discovery Materials has been consented to by the Party who first provided the Discovery Materials.

                (c) Notwithstanding and without limitation of the foregoing and subject to the provisions of Section 7.5, a Party may disclose Discovery Materials that have entered the public domain other than through an improper disclosure by such Party.

                Section 7.4 Other Confidential Information. (a) Subject to the provisions of Section 7.5 below, the Parties agree to keep confidential (and to use their best efforts to cause their respective agents and representatives to keep confidential) the Confidential Information and all copies thereof, extracts therefrom and analyses or other materials based thereon. For the purposes of this Section 7.4 and Section 7.5 below, "Confidential Information" shall mean any confidential information that concerns the business and operations of any Party and that has been acquired by any other Party pursuant to this Agreement. This obligation shall not apply with respect to any information that: (i) was known by the WGI Parties or the Raytheon Parties prior to receipt from the other party; or (ii) is in the public domain.

                (b)     Notwithstanding the foregoing, and subject to Section
7.5 below, the WGI Parties and the Raytheon Parties, respectively, may disclose Confidential Information (i) to such of their respective officers, directors, employees, agents, consultants, advisors, affiliates and representatives as need to know such Confidential Information in order to carry out their normal business responsibilities, (ii) to the extent requested or required by any regulatory authority or examining authority, or (iii) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the Services Agreement.

                Section 7.5 Compelled Disclosure. In the event that the WGI Parties, on the one hand, or the Raytheon Parties, on the other hand, are required (including but not limited to, by questions under oath, interrogatories, requests for information or documents in legal proceedings, governmental regulatory or self-regulatory organization requests for information; or subpoena, civil demand, or other process) (collectively, a "Document Request") requesting the production of Discovery Materials or Confidential Information received from the other Party, the

Party so served will provide the other Party with prompt written notice of any such request or requirement so that the other Party may seek a protective order or other appropriate remedy and/or waive compliance with this Agreement. Nothing herein shall require a Party served with a Document Request to violate its legal obligations thereunder or (but, subject to the foregoing notice requirements as related to Discovery Materials or Confidential Information) to withhold information from any regulatory or governmental agency if the Party reasonably determines that it is in its best interest to provide requested information to such regulatory or governmental agency. No Party shall be required to give the notice provided hereby if a regulatory or governmental agency, on its own initiative, requests that it not provide such notice to any Party. In addition, this Section 7.5 shall apply to SPA Information requested or required in connection with any third-party non-government or regulatory Document Request.

                Section 7.6 Avoidance of Further Litigation Activity. The Raytheon Parties and the WGI Parties agree that they will not affirmatively assist third parties in pursuing claims against the other Party arising out of matters resolved under this Agreement.

8.      OTHER MISCELLANEOUS MATTERS

                Section 8.1 Use of Name. (a) Raytheon hereby terminates any license, whether express or implied, the WGI Parties may have been granted, or may otherwise have been assumed to exist, with respect to use of the "Raytheon" name, whether alone or in combination with other words or designs. The WGI Parties hereby acknowledge, agree and consent to the foregoing and agree immediately to commence actions to terminate use of the Raytheon name. In any and all events, the WGI Parties agree to cease use of all Raytheon names on or before March 31, 2002.

                (b) The WGI Parties hereby acknowledge that Raytheon is the owner of all right, title and interest in and to the Raytheon Mark, whether alone or in combination with other words or designs and that the WGI Parties shall not have any right to use the Raytheon Mark except as expressly authorized by this Agreement in paragraph (c) below. At the request of Raytheon, WGI will cause all of the WGI Parties to enter into a separate agreement with Raytheon covering the same matters set forth in paragraph (a) and this paragraph (b).

                (c) Notwithstanding paragraph (a) above, Raytheon agrees to grant WGI and REOL as defined herein a limited license to use the name "Raytheon-Ebasco Overseas Ltd." ("REOL") on projects that are under contract on the date hereof only. Unless Raytheon agrees otherwise in a writing that specifically refers to this Section 8.1(c), the WG1 Parties agree to make clear that REOL is no longer affiliated with Raytheon by legends to that effect on signage, stationery, directories and the like.

                Section 8.2 Disaffiliation Tax Sharing Agreement. The Disaffiliation Tax Sharing Agreement shall be assumed by WGI and remain the valid obligation of WGI, Raytheon and RECI. As contemplated by Article 3 of the Disaffiliation Tax Sharing Agreement, (a) Raytheon and WGI will designate appropriate representatives to meet and confer by not later than March 15, 2002, with respect to outstanding claims for Taxes (as defined in the Disaffiliation Tax Sharing Agreement) and other items provided for under that Agreement for which either Raytheon or WGI is or may be responsible under the Disaffiliation Tax Sharing Agreement and refunds for Taxes that either of them is entitled to under that Agreement, and amounts due shall be agreed upon and paid by not later than May 31, 2002, and, if no agreement on amounts can be reached, such amounts shall be determined and paid as ordered by a court of competent jurisdiction, with all costs to be borne by the non-prevailing party as determined by that court, (b) WGI will, within thirty (30) days of the effective date of the Confirmation Order, notify Raytheon, in the manner provided in the Disaffiliation Tax Sharing Agreement, of all proofs of claim relating to Taxes and all Taxes listed in the schedules to the Plan or filed in the Bankruptcy Case or for which WGI intends to assert its indemnification rights under the Disaffiliation Tax Sharing Agreement, (c) Raytheon will have the right to object to any or all of such claims in the Bankruptcy Case or to direct WGI to make such objection, (d) Raytheon will have the right to negotiate, compromise and settle any or all of such claims (or to direct WGI to control the proceedings with respect to such claims) as and to the extent provided in Article 3 of the Disaffiliation Tax Sharing Agreement and (e) WGI's failure to perform its obligation under subsection (b) of this Section 8.2, shall excuse Raytheon from its indemnification obligations under the Disaffiliation Tax Sharing Agreement with respect to the affected Taxes to the extent that such failure affects the rights of Raytheon with respect to such Taxes. Except as specifically modified or supplemented by this Section 8.2, the Disaffiliation Tax Sharing Agreement shall remain in full force and effect and shall exclusively govern all matters that are the subject thereof.

                Section 8.3 Insurance Claims. The WGI Parties agree to use commercially reasonable efforts to use rights available under the Bankruptcy Code to reduce the exposure of each or either of the WGI Parties or the Raytheon Parties under various insurance arrangements. The WGI Parties and the Raytheon Parties agree to work in good faith to resolve their respective rights and obligations under various insurance policies. The Plan shall not create rights in or to insurance coverage. Raytheon shall have all rights in and to insurance proceeds and insurance generally, except that with respect to CGL and professional liability policies procured by WGI under its corporate program, Raytheon shall have only such rights with respect to insurance as the Parties may mutually agree for projects and contracts that involve Rejected Projects, subject to the first sentence of Section 5.5(b).

                Section 8.4 Warrior Run. With regard to the Warrior Run Receivable, the WGI Parties agree to remit to Raytheon, from and upon the release of the proceeds by the owner of the Warrior Run project to WGI, net of actual out-of-pocket costs of collection from the date hereof, an amount equal to 32% of the aggregate of the net amount released to WGI from its share and any other recoveries obtained by WGI from CE/Alstom relating to the Warrior Run project, provided that Raytheon's net share shall not exceed $4,160,000 (i.e. capped at 32% of $13 million) of such recoveries. WGI will keep Raytheon reasonably informed of the status of its litigation with CE/Alstom and will permit Raytheon to monitor such litigation at its own expense.

                Section 8.5 Nondisparagement. Press releases respecting the resolution of their disputes and with respect to the settlement embodied in this Agreement will be mutually agreed upon. The Raytheon Parties and the WGI Parties agree not to (and agree to cause their respective senior officers, directors and advisors not to) disparage the other party or its senior officers, directors or advisors with or to the media.

                Section 8.6 Scope of Agreement. Except with respect to Rejected Projects, this Agreement does not extend to (a) matters in the insolvency proceeding of Washington International B.V. that is now pending in The Hague, Netherlands, except with respect to documents, insurance claim information and other information, if any, under the care, custody, or control of the WGI Parties, which shall be treated as if the projects involved were Rejected Projects, or (b) WGI Parties that are not Debtors but that have obligations supported by Support Agreements. The Parties acknowledge that WILLC is subject to a winding up petition filed in the United Kingdom and is deemed to be insolvent under English law, accordingly, WGI will not be able to require it to provide support on its projects and WGI agrees to provide support on Saltend and Damhead pursuant to the Services Agreement through another entity.

                Section 8.7 Status and Effect of Stock Purchase Agreement, Etc. Upon the Effective Date of the Plan, the rejected Stock Purchase Agreement, the rejected Receivables Termination Agreement and the rejected Project Completion Agreements entered into pursuant to the Stock Purchase Agreement, shall thereupon be terminated and have no further force or effect, right or obligation, among the parties thereto or otherwise. All matters arising therefrom as among the parties thereto, including but not limited to, the Raytheon Claims, the Raytheon Asserted Claims, and the Debtors' fraudulent transfer adversary action referred to herein, and any obligations, entitlements, benefits or burdens thereunder, shall be governed, superseded, or replaced, as the case may be, by this Agreement, the Plan, and the Raytheon Settlement Provisions and Documents.

                Section 8.8 Order Regarding Stipulated Raytheon Issues and Stipulation and Order Regarding Confidentiality. Upon the Effective Date, the Order Regarding Stipulated Raytheon Issues and the Stipulation and Order Regarding Confidentiality entered in the Bankruptcy Case shall be vacated.

                Section 8.9 Certain Contract Changes. Unless consented to in writing by Raytheon, the Debtors may not at any time after November 20, 2001, assume and assign, reject, amend or modify any executory contract or unexpired lease to which Raytheon is a party or with respect to which there is a related Support Agreement, other than with respect to ordinary course change orders or as set forth in the Plan or any Motion filed with the Bankruptcy Court on or prior to November 20, 2001.

                Section 8.10 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer, nor does it confer, upon any third party any rights, remedies, benefits, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein. For the avoidance of doubt, no Raytheon Party by virtue of this Agreement is assuming or creating any obligations or duties to parties not signatory hereto.

                Section 8.11 Roche Carolina. With regard to the Roche Carolina litigation, Raytheon and WGI agree that such litigation and all related claims constitute both a Raytheon Controllable Claim and a Rejected Project Claim and, accordingly, Raytheon has the right to settle the case or pursue the current appeal, in each case at Raytheon's cost, and Raytheon has the right to retain any and all proceeds should the appeal be successful. In addition, Raytheon agrees that it will pay on behalf of WGI any settlement or non-appealable final judgment.

                Section 8.12 No Admission of Liability. Each of the Parties understands and agrees that this Agreement constitutes a compromise and settlement of claims that at all times have been disputed and denied. Nothing contained herein, or otherwise related to this compromise and settlement of these disputed claims, shall ever constitute or be construed to be an admission of liability or damages on the part of any Person or Persons released hereunder. This settlement represents a compromise among the Parties reflecting their mutual desire to terminate all disputes among them and to avoid the substantial burden of continued litigation.

                Section 8.13 Access; Records, Etc.. (a) Raytheon Access. During normal business hours and upon reasonable notice, the WGI Parties will permit Raytheon to have reasonable access to and examine and make copies of all records, contracts, subcontractor and vendor-related documentation, claims evaluations, lists, payment records, project correspondence, bids and documents relating to the Rejected Projects, receivables being collected by Raytheon or litigation involving Support Agreements or other alleged liability against the Raytheon Parties. Photocopying will, at Raytheon's option, but after consultation with WGI and giving consideration to any undue disruption to WGI's business, be conducted on-site at WGI's offices or offsite using a third party vendor, in accordance with procedures reasonably satisfactory to WGI. With regard to access to WGI's Princeton, New Jersey offices, (i) access shall be given during normal business hours, and (ii) Raytheon's personnel shall be subject to WGI's prior approval, such approval not to be unreasonably withheld or delayed. In addition to those personnel subject to the foregoing approval process, WGI expressly will pre-approve and permit the persons listed on
Schedule 1 hereto to have access to the Princeton facilities. All requests for books, access, personnel or otherwise will be made of the Person designated by WGI to receive such requests, who shall be accessible and available.

                (b) Turnover of Records. The WGI Parties will not destroy any files or records related to matters of concern to Raytheon, and identified to WGI within sixty (60) days after the date of this Agreement, without giving at least thirty (30) days' prior notice to Raytheon. Upon receipt of notice, Raytheon may require that the records involved be delivered to it (subject to attorney client privileges or work product doctrines, which materials shall be retained and not destroyed by the WGI Parties and otherwise shall be treated as provided in Section 7.3), at its expense, or notify WGI that it will pay the cost of storing and maintaining those books and records (including costs of moving the books and records to a location under Raytheon's control), but Raytheon will be required to pay such costs only to the extent that WGI is not required by applicable law or its own internal policies or practices to retain such files or records.

                (c) Personnel. Each of the WGI Parties will provide the Raytheon Parties with reasonable access to their personnel, to the extent it still employs them, necessary or helpful for matters with respect to which WGI is obligated to assist Raytheon. Each of the WGI Parties also will cooperate with Raytheon in locating personnel who are no longer employed by it.

                (d) Reimbursement of Costs. Raytheon will reimburse WGI for its Allowable Costs incurred and for the actual time spent by WGI's employees, for the matters referred to in (a)-(c) above, including without limitation, the reasonable Allowable Costs of inside counsel and administrative personnel, plus a fee of 7.5% of such Allowable Costs (but without duplication of other payments); provided, however, in no event will WGI be required to provide legal services to Raytheon. To the extent practicable this support will be funded in advance against a budget pursuant to procedures similar to those described in
Section 5.4(e). To the extent advance funding is not practicable, amounts shall be paid within thirty days after submissions of monthly invoices in reasonable detail. To the extent possible, the payment by Raytheon of any amounts shall not prejudice its rights to contest the invoice amount against the ultimate third party payee.

                Section 8.14 Legal Advice. Each of the Parties has received independent legal advice from its attorneys with respect to this Agreement. Each of the Parties agrees that it will never deny the validity of this Agreement on the ground that it did not have the advice of counsel generally or advice of counsel in the aforementioned litigation.

                Section 8.15 Agreement Binding. (a) Signatories. Each of Raytheon and RECI represents and warrants to the WGI Parties and each of WGI, WGI Ohio and the other WGI Parties that are signatories hereto represents and warrants to the Raytheon Parties as follows: the execution and delivery of this Agreement have been duly and validly authorized by all necessary corporate, partnership or similar action on behalf of such Party, and this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with their terms, subject as to enforcement to bankruptcy, insolvency or similar laws affecting creditors' rights generally or by equitable principles relating to the availability of remedies.

                (b) Raytheon Parties. Raytheon represents and warrants that it is duly authorized and empowered by each of the other Raytheon Parties (other than RECI) to execute and deliver this Agreement on behalf of each such Raytheon Party and that this Agreement constitutes the legal, valid, binding and enforceable obligation of each such Raytheon Party to the same extent as if such Raytheon Party executed and delivered this Agreement on its own behalf. In the event of any breach of the foregoing representation and warranty, Raytheon and RECI jointly and severally agree to indemnify and hold harmless the WGI Parties from and against any and all liabilities, losses, damages and expenses of every nature and character arising out such breach.

                (c) WGI Parties. WGI represents and warrants that it is duly authorized and empowered by each of the other WGI Parties (other than WGI Ohio and the other WGI Parties that are signatories hereto) to execute and deliver this Agreement on behalf of each such WGI Party and that this Agreement constitutes the legal, valid, binding and enforceable obligation of each such WGI Party to the same extent as if such WGI Party executed and delivered this Agreement on its own behalf. In the event of any breach of the foregoing representation and warranty, WGI and WGI Ohio jointly and severally agree to indemnify and hold harmless the Raytheon Parties from and against any and all liabilities, losses, damages and expenses of every nature and character arising out such breach.

                Section 8.16 Governing Law; Jurisdiction and Consent to Suit.
(a) This Agreement shall be subject to and construed in accordance with the laws of the State of New York notwithstanding any conflict of laws provision in the State of New York or elsewhere that would dictate the application of the law of any other jurisdiction.

                (b) The Raytheon Parties, the WGI Parties, and the Committee agree that the United States Bankruptcy Court for the District of Nevada shall have exclusive jurisdiction over all disputes relating to the Plan and the exhibits to the Plan to the fullest extent provided under applicable law, including, without limitation, issues under this Agreement and the Raytheon Settlement Provisions and Documents, until the closing of the Bankruptcy Case, except that all disputes relating solely to the Services Agreement shall be resolved as provided in Section 18 of the Services Agreement.

                (c) To the extent that the United States Bankruptcy Court for the District of Nevada no longer has jurisdiction over the Plan or any related matter, the Parties agree that any proceeding to enforce this Agreement shall be brought in the courts of the State of New York or any federal court sitting therein.

                (d) Each of the Parties hereby waives any present or future objection to such venue, and irrevocably consents and submits unconditionally to the exclusive jurisdiction for itself and in respect of any of its property of any such court. Each of the Parties further irrevocably waives any claim that such court is not a convenient forum for any such proceeding. Each of the Parties agrees that any service of process, writ, judgment or other notice of legal process shall be deemed and held in every respect to be effectively served up on it if sent to such Party in the manner and at the address specified in Section
8.19. Nothing herein shall affect the right of any Party to serve process in any manner permitted by applicable law.

                (e) EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT THE FINDER OF FACT IN ANY SUCH ACTION OR PROCEEDING SHALL BE THE TRIAL JUDGE AND NOT A JURY.

                (f) Each Party hereby irrevocably and unconditionally waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section
8.16 any special, exemplary, punitive or consequential damages.

                Section 8.17 Entire Agreement. This Agreement, the Services Agreement, the Mutual Release and other documents and agreements expressly referred to herein represent the entire agreement between the Parties hereto relating to the subject matter hereof, except to the extent express reference is made herein to any other agreement or writing, and may be amended or varied only in writing by duly authorized representatives of the Parties. Notwithstanding the foregoing, except as modified by and to the extent provided in Section 8.2, the Disaffiliation Tax Sharing Agreement shall exclusively govern all matters that are the subject thereof. The Parties expressly waive all provisions contained in any past agreement, including, without limitation, the Stock Purchase Agreement, or correspondence that negates, limits, modifies, supplements, extends or conflicts with the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party.

                Section 8.18 Assignment. Subject to Section 9-406 of the Uniform Commercial Code (as revised), no Party shall be entitled to transfer or assign its rights and liabilities provided for herein to any third Person without the written approval from all other Parties, except that any Raytheon Parties may assign to a Support Agreement Surety some or all of its rights under this Agreement, the Separate Agreements or the Services Agreement, as applicable, with respect to a project covered by or subject to a Support Agreement.

                Section 8.19 Notices. Any and all notices pursuant to this Agreement can be validly given by (a) hand or courier, (b) telefax (with confirming hard copy to be send by internationally recognized overnight or expedited delivery service) or (c) internationally recognized overnight or expedited delivery service that can produce evidence of delivery, in each case to Parties at the addresses provided below or at any other address specified by the Party involved. Alterations to any address must be conveyed to the other Parties in writing to become effective.

If to RAYTHEON COMPANY or any other Raytheon Party, to:

General Counsel
141 Spring Street
Lexington, Massachusetts 02421-9107
Telephone: (781) 860-2681
Telefax: (781)860-2924

with a copy to:

Peter D. Schellie, Esq.
Bingham Dana LLP
1120 20th St., N.W.
Suite 800
Washington, DC 20036-3406
Telephone: (202)778-6150
Telefax: (202) 778-6155

If to WASHINGTON GROUP INTERNATIONAL, INC. or any other WGI Party, to:

Richard D. Parry, Esq.
Washington Group International, Inc.
Morrison Knudsen Plaza
720 Park Blvd.
Boise, Idaho 83712
Telephone: (208)386-5199
Telefax: (208)386-6421

with a copy to:

David S. Kurtz, Esq.
Timothy R. Pohl, Esq.
Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606
Telephone: (312)407-0700
Telefax: (312)407-0411

If to OFFICIAL UNSECURED CREDITORS' COMMITTEE, to:

Patrick A. Murphy, Esq.
Randy Rogers, Esq.
Murphy Sheneman Julian & Rogers
101 California Street, Suite 3900
San Francisco, California 94111
Telephone: (415) 398-4700
Telefax: (415)421-7879

                Section 8.20 Headings and Captions. The headings and captions of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions thereof.

                Section 8.21 Counterparts. This Agreement may be signed in multiple originals and/or using counterpart signature pages. All such multiple originals shall constitute but one and the same document.

                IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement on the day and year first written above.

RAYTHEON COMPANY,  a Delaware                      WASHINGTON GROUP
corporation, on its own behalf and on              INTERNATIONAL, INC., a Delaware corporation,
behalf of all Raytheon Parties (except RECI)       on its own behalf and on behalf of all WGI Parties
                                                   (to the extent they are not signatories hereto)

By: /s/ Neal E. Minehan                            By: /s/ Richard D. Parry
   --------------------------------------------       ---------------------------------------------
   Name: Neal E. Minehan                              Name: Richard D. Parry
   Title: Senior Vice Pres.                           Title: Senior Vice President
           & General Counsel                                  and General Counsel

RAYTHEON ENGINEERS & CONSTRUCTORS                  WASHINGTON GROUP
INTERNATIONAL, INC.,                               INTERNATIONAL, INC., an Ohio
a Delaware corporation                             corporation

By: /s/ William J. Ferguson Jr.                    By: /s/ Richard D. Parry
   --------------------------------------------       --------------------------------------------
   Name: William J. Ferguson Jr.                      Name: Richard D. Parry
   Title: Senior Vice President,                      Title: Senior Vice President
           Secretary and General Counsel                      and General Counsel

MIDDLE EAST HOLDINGS LIMITED                       RAYTHEON ARCHITECTS, LTD.
(F/K/A RAYTHEON ENGINEERS & CONSTRUCTORS
MIDDLE EAST LIMITED)

By: /s/ Richard D. Parry                           By: /s/ Richard D. Parry
   --------------------------------------------       --------------------------------------------
   Name: Richard D. Parry                             Name: Richard D. Parry
   Title: Assistant Secretary                         Title: Assistant Secretary

RAYTHEON-EBASCO PAKISTAN LTD.                      RAYTHEON ENGINEERS & CONSTRUCTORS
                                                   (IRELAND) LTD.

By: /s/ Richard D. Parry                           By: /s/ Richard D. Parry
   --------------------------------------------       --------------------------------------------
   Name: Richard D. Parry                             Name: Richard D. Parry
   Title: Vice President and                          Title: Vice President and
           General Counsel                                    General Counsel

STEARNS CATALYTIC CORPORATION                      WASHINGTON INTERNATIONAL LLC
                                                   (F/K/A RAYTHEON ENGINEERS &
                                                   CONSTRUCTORS UK LTD.)

By: /s/ Richard D. Parry                           By: /s/ Richard D. Parry
   --------------------------------------------       --------------------------------------------
   Name: Richard D. Parry                             Name: Richard D. Parry
   Title: Vice President and                          Title: Vice President and
           Assistant Secretary                                General Counsel

WASHINGTON-CATALYTIC, INC.                         WASHINGTON DEMILITARIZATION
(F/K/A RAYTHEON-CATALYTIC,                         COMPANY (F/K/A RAYTHEON
INC.)                                              DEMILITARIZATION COMPANY

By: /s/ Richard D. Parry                           By: /s/ Richard D. Parry
   --------------------------------------------       --------------------------------------------
   Name: Richard D. Parry                             Name: Richard D. Parry
   Title: Vice President and                          Title: Assistant Secretary
           Assistant Secretary

WASHINGTON ENGINEERING  QUALITY                    WASHINGTON QUALITY PROGRAMS
SERVICES CORPORATION (F/K/A                        COMPANY (F/K/A RAYTHEON
RAYTHEON ENGINEERING QUALITY                       QUALITY PROGRAMS COMPANY)
SERVICES CORPORATION

By: /s/ Richard D. Parry                           By: /s/ Richard D. Parry
   --------------------------------------------       --------------------------------------------
   Name: Richard D. Parry                             Name: Richard D. Parry
   Title: Vice President and                          Title: Vice President and
           General Counsel                                    General Counsel

WGCI, INC. (F/K/A RAYTHEON CONSTRUCTORS
INTERNATIONAL, INC.)

By: /s/ Richard D. Parry
   --------------------------------------------
   Name: Richard D. Parry
   Title: Vice President and
           General Counsel

SEEN AND CONSENTED TO AND
AGREED AS TO SECTIONS 1.3, 1.4, 2, 5, 7.l(b) and 8.16(b):

OFFICIAL UNSECURED CREDITORS' COMMITTEE

By: /s/ [ILLEGIBLE]
   --------------------------------------------
Title: COUNSEL

                         LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A               Mutual Releases (see Sections 1.2(c), 7.1)

        Schedule Al     Exceptions to Release (see Exhibit A)

        Schedule A2     Outstanding Support Agreements (see Exhibit A)

EXHIBIT B               Raytheon LOC (see Section 3.2)

EXHIBIT C               Conditions to Draws under Letters of Credit (see Section 3.2)

EXHIBIT D               Services Agreement (see definition of Services Agreement)

Schedule 1              Client Parties with Access (see Section 8.13(a))

Schedule 2              Assigned Claims (see definition of Assigned Claims)

Schedule 3              Non-Debtor Subsidiaries (see definition of Non-Debtor Subsidiaries)

Schedule 4              Subsidiary Debtors (see definition of Subsidiary Debtors)

                                   APPENDIX I

                                   DEFINITIONS

                This is Appendix I to the Settlement Agreement (the "Agreement") dated as of the 23rd day of January, 2002, by and among Raytheon Company, a company incorporated under the laws of the state of Delaware ("Raytheon"), Raytheon Engineers & Constructors International, Inc., a company incorporated under the laws of the state of Delaware ("RECI," and, together with Raytheon and its wholly-owned or controlled subsidiaries and affiliates, the "Raytheon Parties"). Washington Group International, Inc., a company incorporated under the laws of the state of Delaware, a debtor in the Bankruptcy Case, and effective on the date hereof, the Reorganized WGI ("WGI"), Washington Group International, Inc., a company incorporated under the laws of the state of Ohio ("WGI Ohio," and together with WGI, and its wholly-owned or controlled subsidiaries and affiliates, and including the Reorganized Debtors, "the WGI Parties") and the Official Committee of Unsecured Creditors and the Plan Committee, for so long as each is constituted and acting in the Bankruptcy Case as defined below (the "Committee"). Unless otherwise indicated, all Section and Exhibit References in this Appendix are to Sections of and Exhibits to the Agreement.

        A. Defined Terms. As used in the Agreement, various projects are referred to using their common and conventional names (usually an owner name or project location), and unless the context requires a different meaning, the following terms have meanings indicated below:

"Administrative Claims" means a Claim for payment of an administrative expense of a kind specified section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority pursuant to section 507(a)(1) of the Bankruptcy Code, including, but not limited to, (a) the actual, necessary costs and expenses, incurred after the Petition Date, of preserving the Estates and operating the businesses of the Debtors, including wages, salaries, or commissions for services rendered after the commencement of the Bankruptcy Case, (b) Professional Fee Claims, (c) all fees and charges assessed against the Estates under 28 U.S.C. Section 1930 and (d) all Allowed Claims that are entitled to be treated as Administrative Claims pursuant to a Final Order of the Bankruptcy Court under section 546(c)(2)(A) of the Bankruptcy Code.

"Allowable Costs" means any current Labor Costs, Out-of-Pocket Costs, and Taxes, that are required to be paid to WGI under this Agreement for Reimbursable Services.

"Allowed Claim" means an Estate Claim or any portion thereof (a) that has been allowed by a Final Order, or (b) as to which, on or by the Effective Date, (i) no proof of claim has been filed with the Bankruptcy Court and (ii) the liquidated and noncontingent amount of which is scheduled, other than an Estate Claim that is scheduled at zero, in an unknown amount, or as disputed, or (c) for which a proof of claim in a liquidated amount has been timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and as to which either (i) no objection to its allowance has been filed within the periods of limitation fixed by the Plan, the Bankruptcy Code or by any order of the Bankruptcy Court or (ii) any objection to its allowance has been settled or withdrawn, or has been denied by a Final Order, or (d) that is expressly allowed in a liquidated amount in the Plan.

"Allowed Class 7 Claim" means a Class 7 Claim that becomes, but only to the extent that it is, an Allowed Claim.

"Assigned Claims" means those certain Estate Claims transferred or assigned to any Raytheon Party by third parties as set forth on Schedule 2 hereto and any Estate Claims acquired from Mitsubishi, provided that with respect to any such Estate Claims acquired from Mitsubishi, Raytheon agrees to limit such Estate Claims to $100 million.

"Assumed Projects" has the meaning set forth in Section 1.2(b), and, for certain limited purposes, in Section 6.1(a).

"Assumed Projects Support Agreements" has the meaning set forth in Section 3.1.

"Bankruptcy Case" means the jointly administered Chapter 11 cases of the Debtors related to those certain voluntary bankruptcy petitions filed on May 14, 2001, by WGI and certain of its affiliates in the Bankruptcy Court.

"Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended, codified at 11 U.S.C. Sections 101-1330.

"Bankruptcy Court" means the United States Bankruptcy Court for the District of Nevada or such other court as may have jurisdiction over the Bankruptcy Case.

"CGL" means comprehensive general liability insurance policies.

"CE/Alstom" means ALSTOM Power, Inc., a corporation organized under the laws of the state of Delaware, successor to Combustion Engineering, Inc.

"Claims Allowance Process" has the meaning set forth in Section 5.6(a).

"Class 7 Claim" means an Estate Claim classified under the Plan in Class 7.

"Committee" means the Official Unsecured Creditors' Committee and the Plan Committee, as successor thereto (as provided under the Plan), for so long as such committee is constituted and acting in the Bankruptcy Case.

"Completion Services" has the meaning set forth in the Services Agreement.

"Confidential Information" has the meaning set forth in Section 7.4(a).

"Confirmation Order" means the order dated December 21, 2001, entered by the Bankruptcy Court confirming the Plan.

"Debtor WGI" means WGI as debtor-in-possession in the Bankruptcy Case.

"Debtors" means, individually, Debtor WGI and each of the Subsidiary Debtors, and collectively, Debtor WGI and the Subsidiary Debtors, including in their capacity as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code, and as reorganized hereunder.

"Designated Projects" means the Jindal, Posven, Ratchaburi and Saltend projects described in Annex A-1 to the Services Agreement.

"Disaffiliation Tax Sharing Agreement" means the Disaffiliation Tax Sharing Agreement, dated as of April 14, 2000, by and among Raytheon, RECI and WGI f/k/a Morrison Knudsen Corp.

"Discovery Materials" has the meaning set forth in Section 7.3(a).

"Effective Date" means the business day on which all conditions to the consummation of the Plan have been satisfied or waived as provided by the Plan and is the effective date of the Plan.

"Estate(s)" means, individually, the estate of each Debtor in the Bankruptcy Case, and, collectively, the estates of all Debtors in the Bankruptcy Case, created pursuant to section 541 of the Bankruptcy Code.

"Estate Claim" has the meaning set forth in the preamble.

"Excluded Matters" means matters arising under the Ilijan or Red Oak Project Completion Agreements, the preceding interim arrangements for those projects, the Sithe Services Agreement and the Puerto Plata Agreement.

"Final Order" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Bankruptcy Case, the operation or effect of which has not been stayed, reversed, or amended and as to which order or judgment (or any revision, modification or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

"Idaho Litigation" means any litigation pending in the state and federal courts of the state of Idaho involving the Parties.

"Ilijan Project Completion Agreements" means, collectively, the Project Completion Agreement (Construction) dated as of November 16, 2001, by and among Raytheon, Mitsubishi Corporation and REOL, and the Project Completion Agreement (Supply) dated as of November 16, 2001, by and among Raytheon, Mitsubishi Corporation and United Engineers International, Inc.

"Independent Accounting Firm" means William J. Palmer and Associates.

"Labor Costs" means the labor costs, including general and administrative costs, incurred by WGI with respect to any Reimbursable Services pursuant hereto, and calculated in accordance with the rates and charges referred to in the Services Agreement.

"Lien" means a charge against or interest in property to secure payment of a debt or performance of an obligation.

"Mitsubishi" has the meaning set forth in Section 2.2.

"Mutual Release" means the mutual release in the form attached hereto as Exhibit A.

"Net Proceeds" means, with respect to any Rejected Project (other than a Designated Project), proceeds remaining, if any, after the Raytheon Parties have been reimbursed from any recoveries with respect to such Rejected Project for
(i) all costs incurred by the Raytheon Parties in defending or prosecuting claims, including all costs paid by the Raytheon Parties to any of the WGI Parties pursuant to this Agreement, the Services Agreement, or the Separate Agreements, with respect to such Rejected Project, (ii) any amounts paid or drawn under or in connection with Raytheon Support Agreements, with respect to such Rejected Project, (iii) outside counsel and consultant costs and other out of pocket expenses incurred with respect to such Rejected Project, and (iv) reasonably allocated internal Raytheon costs including, without limitation, the reasonable costs of inside counsel and administrative personnel incurred with respect to such Rejected Project.

"Non-Debtor Subsidiaries" means, collectively, the direct and indirect subsidiaries of WGI listed on Schedule 3 hereto, which are not parties to the Bankruptcy Case and thus are not Debtors.

"Non-Releasing Entity" has the meaning set forth in Section 7.1(a).

"Out-of-Pocket Costs" means the out-of-pocket costs, including payments to vendors and subcontractors, incurred by WGI with respect to any Reimbursable Services pursuant hereto, and calculated in accordance with the rates and charges referred to in the Services Agreement, but excluding costs of vendors and subcontractors that the Raytheon Parties will retain directly and pay directly, as set forth in any agreement relating to scope, budget and related matters as provided in Section 5.4(e).

"Person" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

"Petition Date" means May 14, 2001, the date on which the Debtors filed their petitions for relief commencing the Bankruptcy Case.

"Plan" means the Second Amended Joint Plan of Reorganization of Washington Group International, Inc., et al., as amended and modified, and having been confirmed under and in accordance with the Confirmation Order, and all exhibits and schedules annexed thereto or referenced therein.

"Possible Project Claims" has the meaning set forth in Section 5.4(c).

"Project Claims" has the meaning set forth in Section 5.4(a).

"Project Claims Litigation" has the meaning set forth in Section 5.4(b)(i).

"Project Claims Matter" has the meaning set forth in Section 5.4(b)(i).

"Professional" means any professional employed in the Bankruptcy Case pursuant to section 327 or 1103 of the Bankruptcy Code or otherwise and any professionals seeking compensation or reimbursement of expenses in connection with the Bankruptcy Case pursuant to section 503(b)(4) of the Bankruptcy Code.

"Professional Fee Claim" means a claim of a Professional for compensation or reimbursement of costs and expenses relating to services incurred after the Petition Date and prior to and including the Effective Date.

"Puerto Plata Agreement" means that certain letter agreement, dated as of January 9, 2001, among WGI, Raytheon and Lexington Insurance relating to the Puerto Plata Project.

"Raytheon" has the meaning set forth in the preamble.

"Raytheon Actions" means case no. CV OC 0101422D brought in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada, captioned Washington Group International, Inc. v. Raytheon Company and Raytheon Engineers & Constructors International, Inc., and any related actions, suits, countersuits or otherwise.

"Raytheon Asserted Claims" means any Estate Claims arising out of the Raytheon Actions, or otherwise, asserted by the Raytheon Parties against any of the Debtors or any of the Subsidiary Debtors as reflected in the proofs of claim filed by Raytheon, including, but not limited to, claims for contribution, indemnification or subrogation. The term shall not include any Assigned Claims.

"Raytheon Claims" means all claims or causes of action of the Debtors or the Non-Debtor Subsidiaries against the Raytheon Parties, whether arising out of the Raytheon Actions or otherwise, whether asserted directly or derivatively, including any claims and causes of action arising under sections 542, 544, 547, 548, 550 or any other section of the Bankruptcy Code (including, without limitation, the Debtors' pending fraudulent transfer adversary proceeding in the Bankruptcy Case), except for any claims relating to asbestos liabilities.

"Raytheon Disputes" has the meaning set forth in the preamble.

"Raytheon LOC" has the meaning set forth in Section 3.2.

"Raytheon Mark" means the name "Raytheon" and all tradename, trademark and/or service mark rights therein.

" Raytheon Parties" has the meaning set forth in the preamble.

"Raytheon Settlement Provisions and Documents" means this Agreement, the Mutual Release, the form and issuer of the Raytheon LOC, the Services Agreement, and the provisions of the Plan and Confirmation Order relating to this settlement.

"RECI" has the meaning set forth in the preamble.

"Red Oak Project Completion Agreements" means the Red Oak Project Completion Agreement dated as of November 16, 2001, by and between Raytheon and WGI Ohio.

"Reimbursable Services" means any services provided by the WGI Parties pursuant to Sections 5.4(b), 5.4(d)and 8.13.

"Rejected Projects" has the meaning set forth in Section 5.4(a).

"Rejected Project Claims" has the meaning set forth in Section 5.5(a).

"REOL" means Raytheon-Ebasco Overseas Ltd., a company incorporated under the laws of the state of Delaware.

"Reorganized Debtors" means, individually, Reorganized WGI and any Reorganized Debtor, as defined in the Plan, and, collectively, all Reorganized Debtors, on or after the Effective Date.

"Reorganized WGI" means reorganized WGI or its successor, on and after the Effective Date.

"Separate Agreements" means the Sithe Services Agreement, the Red Oak Project Completion Agreement, the Ilijan Project Completion Agreements and the Puerto Plata Agreement.

"Separate Projects" has the meaning set forth in Section 5.2.

"Services Agreement" means the Services Agreement for Consulting and Professional Services attached hereto as Exhibit D.

"Sithe Services Agreement" means the Agreement for Consulting and Professional Services, dated as of March 20, 2001, by and between, Raytheon and WGI Ohio.

"SPA Information" has the meaning set forth in Section 7.2(a).

"Stock Purchase Agreement" has the meaning set forth in the preamble.

"Subsidiary Debtors" means the direct and indirect subsidiaries of WGI set forth on Schedule 4 hereto, each of which is a Debtor.

"Support Agreement" has the meaning set forth in the preamble.

"Support Agreement Surety" means any corporate surety that has issued a bond that is a Support Agreement or any other Person providing support for, or to which any Raytheon Party is liable under, a Support Agreement.

"Taxes" means any taxes estimated to be levied, collected, assessed or imposed by any government or government agency in connection with WGI's performance of the Reimbursable Services, including, without limitation, any VAT, levies, imposts, duties, charges, fees, deductions or withholdings of whatever nature, including, unless otherwise specified in any agreement regarding scope, budget and related matters as provided in Section 5.4(d), the cost of tax equalization of WGI's employees (but not including the income taxes of WGI or its employees) payable by WGI in connection with the performance of Reimbursable Services hereunder.

"Warrior Run Receivable" means the accounts receivable from AES Warrior Run with the meaning as set forth in Section 8.4.

"WGI" has the meaning set forth in the preamble.

"WGI Ohio" has the meaning set forth in the preamble.

"WGI Parties" has the meaning set forth in the preamble.

"WILLC" means Washington International LLC, a Delaware limited liability company, which was the subject of a winding up proceeding under English law.

        B. Interpretation. In this Agreement, unless a clear contrary intention appears:

                        (i) the singular number includes the plural number and vice versa;

                        (ii) reference to any Person includes such Person's successors and assigns, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                        (iii) reference to any gender includes each other gender;

                        (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof; and

                        (v) reference to any applicable law means such applicable law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any applicable law means that provision of such applicable law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.

                                                                       EXHIBIT A

                                MUTUAL RELEASES/1/

A.      THE DEBTORS' RELEASE

                1. For good and adequate consideration, the receipt of which is hereby acknowledged, except as provided below in subparagraphs 2 and 3, the Debtors and the Reorganized Debtors and each of their undersigned subsidiaries (but expressly excluding any non-Debtor entity whose obligations are supported by a Support Agreement), affiliates, officers and directors (the "Debtor Releasing Parties"), on behalf of themselves, the Estates, and any other person or entity that could assert a claim through them or a claim that is in any way derivative of their interests, hereby release and forever discharge Raytheon Company and each of its subsidiaries and affiliated entities (collectively, "Raytheon"), together with each of their present and former officers, directors, employees, agents, and professionals (collectively, the "Raytheon Releasees") from any and all claims, demands, obligations, damages, controversies, suits, liabilities, actions, causes of action, judgments, executions, garnishments, or debts of any kind whatsoever, whether known or unknown, accrued or not accrued, direct or indirect, liquidated or unliquidated, in law or in equity, which any Debtor Releasing Party had, now has or can have based upon any act or omission occurring prior to the Effective Date (collectively "Claims"), including without limitation those Claims described in the Raytheon Actions and in the adversary proceeding bearing Docket No. 01-3084 in the United States Bankruptcy Court for the District of Nevada. Without limiting the foregoing in any way, this Release includes any and all a) Claims or claims that have been or could be or could have been asserted by or

----------

/1/ Terms not defined herein have the meaning given to them in the Settlement Agreement dated as of January 23, 2002, among Raytheon Company, Washington Group International, Inc., the Official Unsecured Creditors' Committee, and the other Parties as defined therein.

on behalf of the Debtor Releasing Parties or by or on behalf of any Estate or that are in any way derivative of their interests and b) Claims that are the property of any Estate.

                2. This Release does not in any way impair or apply to any Claims or claims that have arisen or may arise in the future under the agreements listed in Schedule Al./2/

                3. This Release does not in any way impair or apply to any past, current or future claims of the Debtor Releasing Parties against parties other than the Raytheon Releasees.

                4. Each of the Debtor Releasing Parties, for, and on behalf of, itself, himself or herself (as applicable), represents and warrants that (i) no promise or inducement not expressed herein has been made, (ii) this Release is executed without reliance upon any statement or representation of any party released hereunder or anyone acting on its or their behalf, not expressed herein and (iii) the Release is duly authorized and the Releasing Party accepts full responsibility therefor.

B.      RAYTHEON RELEASE

                1. For good and adequate consideration, the receipt of which is hereby acknowledged, except as provided in subparagraphs 2 and 3, Raytheon Company ("Raytheon") and each of the undersigned subsidiaries, affiliates, officers and directors (the "Raytheon Releasing Parties"), on behalf of themselves and any other person or entity that could assert a claim through them or in any way derivative of their interests, hereby release and forever discharge the Debtors and the Reorganized Debtors together with each of their subsidiaries and affiliated entities (but expressly excluding any non-Debtor entity whose obligations are supported by a Support Agreement), and each of their present or former officers, directors, employees, agents, and professionals (collectively, the

----------

/2/ This Schedule is intended only to list Separate Agreements, Tax Agreement, Settlement Agreement, Services Agreement and any commercial arrangements currently in place unrelated to the Stock Purchase Agreement that are not being rejected by WGI.

"Debtor Releasees") from any and all claims, demands, obligations, damages, controversies, suits, liabilities, actions, causes of action, judgments, executions, garnishments, or debts of any kind whatsoever, whether known or unknown, direct or indirect, accrued or not accrued, liquidated or unliquidated, in law or in equity, which any Raytheon Releasing Party had, now has or can have based upon any act or omission occurring prior to the Effective Date.

                2. This Release does not in any way impair or apply to a) any Claims or claims that have arisen or may arise in the future under the agreements listed on Schedule A1 and b) rights of contribution, reimbursement, subrogation against the Reorganized Debtors under outstanding Assumed Projects Support Agreements, listed for the convenience of the Parties on Schedule A2, or any letters of credit, bonds or guarantees provided by Raytheon or its subsidiaries in substitution for such Assumed Projects Support Agreements.

                3. This Release does not in any way impair or apply to any past, current or future claims of the Raytheon Releasing Parties against parties other than the Debtor Releasees.

                4. Each of the Raytheon Releasing Parties for, and on behalf of, itself, himself or herself (as applicable), represents and warrants that (i) no promise or inducement not expressed herein has been made, (ii) this Release is executed without reliance upon any statement or representation of any party released hereunder or anyone acting on its or their behalf, not expressed herein and (iii) the Release is duly authorized and the Releasing Party accepts full responsibility therefor.

                This Release shall be construed and enforced in accordance with the laws of the State of New York.

                WHEREFORE, the undersigned parties or, in the case of corporations, their duly authorized representatives, have executed this Mutual Release on this the ______ day of _____________, 2001.

                               [signature pages]

                               Agreement Regarding
                            Releases From Individuals

                Set forth below for each of WGI and Raytheon are lists of individuals that are or were officers or directors of such respective entities or their affiliates (WGI's officers, directors or employees being referred to as "WGI Persons" and Raytheon officers, directors or employees being referred to as "Raytheon Persons") that will execute releases coextensive with the company releases to be granted; provided that the WGI Persons' and Raytheon Persons' releases shall explicitly exclude non-derivative claims they may have against any present or former professionals of WGI or Raytheon, respectively; provided further that such claims against such professionals may only be pursued if the WGI Person or Raytheon Person is pursuing such claims in response to a suit brought against him or her by a third party. In addition, set forth below are lists of persons that Raytheon and WGI, respectively, shall use reasonable best efforts to have become Raytheon Persons and WGI Persons, respectively. Notwithstanding anything herein to the contrary, WGI Persons Mr. Myers, Mr. Shimota and Mr. Wiesel shall not be required to release any claims arising out of their employment by Raytheon or its affiliates in such capacity, including arising under their retention/severance agreements with Raytheon, and the releases granted by Raytheon pursuant to the Settlement Agreement shall exclude any defenses or counterclaims with respect to such claims.

          WGI Persons                        Raytheon Persons

 Stephen G. Hanks                        Daniel Burnham
 Richard D. Parry                        Frank Caine
 James P. O'Donnell                      Neal Minehan
 Reed N. Brimhall                        Ed Planer
 Frank S. Finlayson                      Rich Goglia
 Thomas H. Zarges                        Joe Wolfe
 Dennis Washington                       William Ferguson
 David Batchelder                        Richard K. Kinsella
 David L. Myers                          Charles F. Mueller
 Robert C. Wiesel                        Jim Sanders
 Richard Shimota                         John Nahill
                                         Toby O'Brien
                                         David Dickman
                                         Shay Assad

        Persons that WGI should use         Persons that Raytheon should use
     reasonable Best Efforts to become      reasonable Best Efforts to become
              WGI Persons                            Raytheon Persons

Anthony Cleberg                             Tom Hyde
                                            David Duelley

                Both WGI and Raytheon hereby agree that any disputes related to the subject matter hereof that cannot be resolved by the parties shall be resolved by the Bankruptcy Court and may be heard on an expedited basis, such that the WGI Plan Effective Date shall not be delayed, and both parties shall abide by the Bankruptcy Court's determination of the appropriate resolution of any such dispute.

                                                                     SCHEDULE A1

                              EXCEPTIONS TO RELEASE

I.      Settlement Documents

1. Settlement Agreement, dated as of January 23, 2002, by and among Raytheon Company ("Raytheon"), Raytheon Engineers & Constructors International, Inc. ("RECI"), Washington Group International, Inc., a Delaware corporation ("WGI-Delaware"), Washington Group International, Inc., an Ohio corporation ("WGI-Ohio") and the Committee (as such term is defined therein).

2. Agreement for Consulting and Professional Services, dated as of January 23, 2002, by and among Raytheon, RECI and WGI-Ohio.

3.      Mutual Release

4.      Disaffiliation Tax Sharing Agreement

II. WGI Executory Contracts with Raytheon Company (As listed In Schedule G to WGI Plan) that Are Being Assumed

-------------------------------------------------------------------------------------
 CONTRACT PARTY               CONTRACT                                   DATE
-------------------------------------------------------------------------------------
 RAYTHEON COMPANY             EGYPTIAL SPARROW SUPPORT                   10/26/1998
-------------------------------------------------------------------------------------
 RAYTHEON COMPANY             FRD PREPARATION - X BAND RADAR (XBR)       10/5/1998
                              PROGRAM
-------------------------------------------------------------------------------------
 RAYTHEON COMPANY             CONTRACT NO. 23298 GIST BROCADES NOBLA
                              PHARMACEUTICAL PLANT
-------------------------------------------------------------------------------------
 RAYTHEON COMPANY             CONTRACT NO. 23550 23550 HOLMES &
                              NARVER/RAYTHEON JV
-------------------------------------------------------------------------------------
 RAYTHEON SERVICE COMPANY     ROTHER-O&M SUPPORT SERVICES SECONDED
                              SERVICES
-------------------------------------------------------------------------------------
 RAYTHEON SUPPORT             ENVIRONMENTAL SUPPORT FOR TSSC PROGRAM     10/19/1998
 SERVICES COMPANY
-------------------------------------------------------------------------------------
 RAYTHEON SYSTEMS COMPANY     SITE SURVEY LOGISTICS SUPT FACIL           4/10/2000
                              RUSSIAN SRDP
-------------------------------------------------------------------------------------
 RAYTHEON SYSTEMS COMPANY     UEWR - PROPOSAL EFFORT                     3/8/1999
-------------------------------------------------------------------------------------
 RAYTHEON SYSTEMS COMPANY     TACTICAL WEATHER RADAR SITE SURVEY         2/7/2000
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RAYTHEON SYSTEMS COMPANY              RTSC POLAR SERVICES
--------------------------------------------------------------------------------

III.    PROJECT COMPLETION RELATED AGREEMENT THAT ARE NOT BEING RELEASED

Red OaK:

1. Red Oak Interim Payment Agreement dated as of June 20, 2001, by and among Raytheon, WGI-Ohio, and AES Red Oak, LLC, as amended [Last amendment, Amendment No. 13 dated as of November 9, 2001]

2. Red Oak Project Completion Agreement dated as of November 16, 2001, by and among Raytheon and WGI-Ohio

3. WGI-Delaware Guaranty - Guaranty dated as of November 16, 2001, made by WGI-Delaware in favor of Raytheon.

Ilijan:

1. Ilijan - Letter Agreement (Construction) dated as of May 22, 2001, by and among Raytheon, Mitsubishi Corporation ("Mitsubishi"), Raytheon Ebasco Overseas, Ltd. ("Contractor") and WGI-Ohio. [Last amendment, Amendment No. 14 dated as of November 9, 2001]

2. Ilijan - Letter Agreement (Supply) dated as of May 22, 2001, by and among Raytheon, Mitsubishi, United Engineers International, Inc. ("Supplier") and WGI-Ohio. [Last amendment, Amendment No. 14 dated as of November 9, 2001]

3. Ilijan - Letter Agreement (Supplemental) dated as of May 22, 2001, by and among Raytheon, Mitsubishi, Contractor and WGI-Ohio.

4. Ilijan - Project Completion Agreement (Construction) dated as of November 16, 2001, by and among Raytheon, Mitsubishi and Contractor.

5. WGI-Delaware Guaranty - Guaranty dated as of November 16, 2001, made by WGI-Delaware in favor of Raytheon and Mitsubishi.

6. WGI - Ohio Guaranty - Guaranty dated as of November 16, 2001, made by WGI-Delaware in favor of Raytheon, Mitsubishi.

7. Ilijan - Project Completion Agreement (Supply) dated as of November 16, 2001, by and among Raytheon, Mitsubishi and Supplier.

8. WGI-Delaware Guaranty - Guaranty dated as of November 16, 2001, made by WGI-Delaware in favor of Raytheon and Mitsubishi.

9. WGI-Ohio Guaranty - Guaranty dated as of November 16, 2001, made by WGI-Delaware in favor of Raytheon and Mitsubishi.

10. Daelim Agreement, dated as of November 16, 2001, by and among, Raytheon, Mitsubishi, Contractor and Daelim Philippines, Inc.

Sithe Fore River/Mystic

1. Agreement for Consulting and Professional Services, dated as of March 20, 2001, by and between, Raytheon and WGI-Ohio.

Puerta Plata

1. Letter agreement, dated January 9, 2001 among WGI-Delaware, Raytheon and Lexington Insurance Company.

                                                                     SCHEDULE A2

                     OUTSTANDING PROJECT SUPPORT AGREEMENTS*

-------------------------------------------------------------------------------------------------------------
PROJECT               TYPE           SUPPORT AGREEMENT         BENEFICIARY/OBLIGEE                NOTES
-------------------------------------------------------------------------------------------------------------
AMPCO                 Guarantee      RECI-117              Atlantic Methanol Production         Assumed
                                                           Company LLLC
-------------------------------------------------------------------------------------------------------------
AMPCO                 L/C            Bank of               Atlantic Methanol Production         Assumed
                                     America-970839        Company LLLC
-------------------------------------------------------------------------------------------------------------
AMPCO                 L/C            Bank of               Atlantic Methanol Production         Assumed
                                     America-970840        Company LLLC
-------------------------------------------------------------------------------------------------------------
DTE Sparrows Point    Guarantee      RECI-122-I            DTE Sparrows Point, LLC              Assumed
-------------------------------------------------------------------------------------------------------------
AES Warrior Run       Guarantee      RTN-1516              AES Warrior Run, Inc.                Assumed
-------------------------------------------------------------------------------------------------------------
AES Warrior Run       Guarantee      RTN-1518              Combustion Engineering Inc.          Assumed
-------------------------------------------------------------------------------------------------------------
SAN ROQUE             Guarantee      RTN-2260              San Roque Power Corporation          Assumed
-------------------------------------------------------------------------------------------------------------
SAN ROQUE             L/C            Commerzbank-98300132  San Roque Power Corporation          Assumed; In
                                                                                                the process
                                                                                                of being
                                                                                                replaced
-------------------------------------------------------------------------------------------------------------
SAN ROQUE             L/C            Commerzbank-98300133  San Roque Power Corporation          Assumed; In
                                                                                                the process
                                                                                                of being
                                                                                                replaced
-------------------------------------------------------------------------------------------------------------
PINE BLUFF            Surety Bond    Liberty-12003237      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
UMATILLA              Guarantee      RTN-2209              State of Oregon                      Assumed
-------------------------------------------------------------------------------------------------------------
UMATILLA              Surety Bond    Liberty-012-001-931   United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
F.E. WARREN AFB       Surety Bond    Liberty-12001794      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
FORT BRAGG            Surety Bond    Liberty-12003737      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
FORT JACKSON          Surety Bond    Liberty-120018404     United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
FORT WORTH TX         Surety Bond    Liberty-12003232      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
FT. SAM HOUSTON       Surety Bond    Liberty-12001888      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0038     Surety Bond    Liberty-12003782      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0039     Surety Bond    Liberty-12003783      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0040     Surety Bond    Liberty-12003788      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0043     Surety Bond    Liberty-12003687      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
WHITEMAN AFB          Surety Bond    Liberty-12001764      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ANNISTAN, ALA         Surety Bond    Liberty-12003763      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
ANNISTON DEPOT        Surety Bond    Liberty-12001749      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------
CABARRUS CTY          Surety Bond    Liberty-12003742      United  States of America            Assumed
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PROJECT                TYPE           SUPPORT AGREEMENT      BENEFICIARY/OBLIGEE                NOTES
-------------------------------------------------------------------------------------------------------------
FORT BRAGG            Surety Bond    Liberty-12003739      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
FORT BRAGG DO 0084    Surety Bond    Liberty-12003755      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
FORT LEONARD WOOD     Surety Bond    Liberty-12003789      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
FT. RILEY KANSAS      Surety Bond    Liberty?-             United States of America             Assumed
                                     T002573940203
-------------------------------------------------------------------------------------------------------------
LOUISVILLE, KY        Surety Bond    Liberty?-9100004      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
REDSTONE-ALA          Surety Bond    Liberty-12003733      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 002      Surety Bond    Liberty-12003188      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 013      Surety Bond    Liberty-12003735      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 019      Surety Bond    Liberty-12003750      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 017      Surety Bond    Liberty-12003741      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 018      Surety Bond    Liberty-12003743      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 020      Surety Bond    Liberty-12003751      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0024     Surety Bond    Liberty-12003756      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0027     Surety Bond    Liberty-12003760      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0029     Surety Bond    Liberty-12003758      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0030     Surety Bond    Liberty-12003757      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0031     Surety Bond    Liberty-12003759      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0034     Surety Bond    Liberty-12003779      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0036     Surety Bond    Liberty-12003780      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------
VICKSBURG DO 0037     Surety Bond    Liberty-12003781      United States of America             Assumed
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ADECCO ALFRED MARKS   L/C            Nat'l                 Adecco Alfred Marks Limited          Assumed?
                                     Westminster-207722
-------------------------------------------------------------------------------------------------------------
Princeton, NJ Leases  Guarantee      RTN-2151              Carnegic 506 Associates, Carnegie    Assumed in
                                                           508 Associates and Carnegie 510      part,
                                                           Associates LLC                       rejected in
                                                                                                part
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PROJECT                TYPE           SUPPORT AGREEMENT     BENEFICIARY/OBLIGEE                  NOTES
-------------------------------------------------------------------------------------------------------------
BIRMINGHAM SUBLEASE   Guarantee      RECI-108              Rust International Inc.              Assumed in
                                                                                                part,
                                                                                                rejected
                                                                                                in part
-------------------------------------------------------------------------------------------------------------
HUNDSON BERGEN        Guarantee      RECI-111-I            ITOCHU International Inc., ITOCHU    Non-debtor
IOS/NCS                                                    Rail Car Incorporated and            contract
                                                           Kinkisharyo (USA) Inc.               being
                                                                                                treated as
                                                                                                assumed
-------------------------------------------------------------------------------------------------------------
HUDSON BERGEN         Guarantee      RTN-2041A             New Jersey Transit Corporation       Non-debtor
IOS/NCS                                                                                         contract
                                                                                                being
                                                                                                treated as
                                                                                                assumed
-------------------------------------------------------------------------------------------------------------
HUNDSON BERGEN        Guarantee      RTN-2042              New Jersey Transit Corporation       Non-debtor
IOS/NCS                                                                                         contract
                                                                                                being
                                                                                                treated as
                                                                                                assumed
-------------------------------------------------------------------------------------------------------------
HUNDSON BERGEN        Surety Bond    Liberty-12001901      New Jersey Transit Corporation       Non-debtor
IOS/NCS                                                                                         contract
                                                                                                being
                                                                                                treated as
                                                                                                assumed
-------------------------------------------------------------------------------------------------------------
HUDSON BERGEN         Surety Bond    Liberty-12001902      New Jersey Transit Corporation       Non-debtor
IOS/NCS                                                                                         contract
                                                                                                being
                                                                                                treated as
                                                                                                assumed
-------------------------------------------------------------------------------------------------------------
HUNDSON BERGEN O&M    Guarantee      RTN-2409              New Jersey Transit Corporation       Non-debtor
                                                                                                contract
                                                                                                being
                                                                                                treated as
                                                                                                assumed
-------------------------------------------------------------------------------------------------------------
ALABAMA               Surety Bond    Liberty (RE&C)-       State of Alabama                     Notary bond
                                     12003219
-------------------------------------------------------------------------------------------------------------
ALABAMA - Glenda      Surety Bond    Liberty (Rust)-       State of Alabama                     Notary bond
Brock                                12003746
-------------------------------------------------------------------------------------------------------------
CHARLENE GREEN AL     Surety Bond    Liberty (RE&C)-       State of Alabama                     Notary bond
                                     12001869
-------------------------------------------------------------------------------------------------------------
KAELYN CAMP-BELL      Surety Bond    Liberty(RE&C)-        State of Washington                  Notary bond
                                     12003180
-------------------------------------------------------------------------------------------------------------
State of Utah         Guaraniee      RTN-2399              State of Utah                        Rust contractors
                                                                                                guar-antee
-------------------------------------------------------------------------------------------------------------
WYOMING               Surety Bond    CAN Reclamation-      State of Wyoming,                    Wyoming no
                                     5233734               Department of                        longer requires
                                                           Environmental Quality                surety. However.
                                                                                                CAN still
                                                                                                waiting for
                                                                                                confirmation
                                                                                                from State
                                                                                                - open
-------------------------------------------------------------------------------------------------------------
JOB CARLON            Surety Bond    Liberty - 12003769    Joe Carlton                          Litigation-
                                                                                                related appeal
                                                                                                bond.
-------------------------------------------------------------------------------------------------------------
CHAMPION INTL         Surety Bond    Liberty (Rust)-                                            May no longer
                                     12001768                                   1               be active Bond
                                                                                                in lieu of
                                                                                                retainage.
-------------------------------------------------------------------------------------------------------------
COCA COLA             Surety Bond    Liberty - 12002477                                         May no longer
FEMSA                                                                                           be active
                                                                                                Performance
                                                                                                bond
-------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
PROJECT               TYPE           SUPPORT AGREEMENT     BENEFICIARY/OBLIGEE         NOTES
-----------------------------------------------------------------------------------------------------
COCA COLA FEMSA       Surety Bond    Liberty-12002478                                  May no longer
                                                                                       be active
                                                                                       Advance
                                                                                       payment bond
----------------------------------------------------------------------------------------------------
COCA COLA FEMSA       Surety Bond    Liberty-12002479                                  May no
                                                                                       longer be
                                                                                       active Social
                                                                                       Sec bond
----------------------------------------------------------------------------------------------------
PETROQUIMICA-MEX      Surety Bond    Liberty-(RE&C)-                                   May no longer
                                     012-001-943                                       be active
                                                                                       Warranty bond
----------------------------------------------------------------------------------------------------
WESTINGHOUSE ELEC     Surety Bond    Liberty                                           May no longer
                                     (RE&C)-12001845                                   be active
                                                                                       Performance
                                                                                       and payment
                                                                                       bond
----------------------------------------------------------------------------------------------------

*This schedule lists certain guarantees, letters of credit and surely bonds previously issued or obtained by Raytheon Company ("Raytheon") or Raytheon Engineers & Constructors International, Inc. ("RECI"). Nothing on this schedule constitutes an acknowledgement or admission by Raytheon or RECI that it is obligated under any of the listed support agreements. This schedule also may not list all of the applicable support agreements. A support agreement's absence from this schedule does not constitute an acknowledgment or admission by Raytheon or RECI that such support agreement should not be treated in the same manner as the other items included herein. In addition, WGI to confirm that surety bonds and guarantees relate to an Assumed Project. If not, to be deleted from schedule. The two letters of credit associated with the San Roque Project are currently in the process of being replaced with letters of credit from a different financial institution.

                                                                       EXHIBIT C

                   CONDITIONS TO DRAWS UNDER LETTERS OF CREDIT

                        (a) Raytheon shall not submit a draw under the Raytheon LOC in connection with its making a payment unless and until:

                1. Raytheon or RECI shall have made payment under, for the reimbursement of or in connection with an Assumed Project Support Agreement;

                2. Raytheon shall have made commercially reasonable efforts to provide WGI with notice of such payment (in advance of any payment, if practicable) and, unless in Raytheon's judgment doing so could in any way prejudice Raytheon or RECI, permit WGI a period of three(3) business days to reimburse Raytheon in full for such payment, however, that its failure to comply with this paragraph 2 shall not constitute a basis for preventing a drawing under the Raytheon LOC; and

                3. Raytheon or RECI shall not have received payment, in full, for such payment, from WGI.

Notwithstanding the foregoing conditions, Raytheon may make draws under the Raytheon LOC if, as and when WGI, (i) fails to pay its debts generally as they come due, (ii) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it (not withdrawn or dismissed with thirty
(30) days) under the U.S. Bankruptcy Code or any similar provision of foreign law, (iii) undertakes an assignment for the benefit of creditors or (iv) fails to extend the expiry date of the Raytheon LOC for not less than six (6) months by the twentieth (20th) day prior to its scheduled expiry date.

                        (b) In addition, Raytheon shall be permitted to draw under the Raytheon LOC for amounts paid by it or RECI for the fees and expenses related to maintaining an Assumed Project Support Agreement, provided, however, that Raytheon shall have provided WGI with an invoice setting forth in reasonable detail the amounts to be paid and WGI shall not have reimbursed Raytheon for such amount within fifteen (15) days of receipt of such invoice.

                                                                       EXHIBIT D

                               SERVICES AGREEMENT

                          AGREEMENT FOR CONSULTING AND
                              PROFESSIONAL SERVICES
                                      AMONG
                                RAYTHEON COMPANY,
                       RAYTHEON ENGINEERS & CONSTRUCTORS
                               INTERNATIONAL, INC.
                                       AND
                      WASHINGTON GROUP INTERNATIONAL, INC.

        THIS AGREEMENT ("Agreement") for Consulting and Professional Services (together with the Attachments hereto) is dated and effective as of January 23, 2002 (the "Effective Date"), and is hereby made and entered into by and among Raytheon Company, a Delaware corporation ("Raytheon"), Raytheon Engineers & Constructors International, INC., a Delaware corporation ("RECI" and collectively with Raytheon, "Client"), each having a place of business located at 141 Spring Street, Lexington, Massachusetts 02421, and Washington Group International, INC., an Ohio corporation (hereinafter "Consultant" or "Washington") having a place of business located at 510 Carnegie Center, Princeton, New Jersey 08540.

        WHEREAS, on May 14, 2001, Consultant and its ultimate corporate parent, Washington Group International, Inc., a Delaware corporation ("WGI Delaware"), filed voluntary bankruptcy petitions (the "Bankruptcy Filing") in the United States Bankruptcy Court (the "Bankruptcy Court") for the District of Nevada;

        WHEREAS, Client and WGI Delaware and certain of their subsidiaries have entered into that certain Settlement Agreement dated as a January 23, 2002 (the "Settlement Agreement"), pursuant to which the parties thereto have agreed to resolve certain outstanding claims;

        WHEREAS, pursuant to the Settlement Agreement, the parties hereto agreed to enter into this Agreement;

        WHEREAS, pursuant to that certain Agreement For Consulting And Professional Services between Raytheon and Consultant, dated as of March 20, 2001 (as amended to date, the "Sithe Services Agreement"), Raytheon and Consultant entered into certain arrangements with respect to which Consultant has provided and will continue to provide certain services relating to two projects located in Massachusetts, known as the "Sithe Mystic" and Sithe Fore River" projects;

        WHEREAS, pursuant to that certain Project Completion Agreement, dated as of November 16, 2001 (the "Red Oak PCA"), between Raytheon and the Consultant, Consultant agreed to provide certain services in connection with the Red Oak project located in Red Oak, New Jersey;

        WHEREAS, pursuant to (i) that certain Project Completion Agreement, dated as of November 16, 2001 (the "Ilijan Supply PCA", between Raytheon, Mitsubishi Corporation and a subsidiary of Consultant, United Engineers International, Inc. ("UEI"), and (ii) that certain Project Completion Agreement, dated as of November 16, 2001 (the "Ilijan Construction PCA" and together with the Ilijan Supply PCA, the "Ilijan PCAs"), between Raytheon, Mitsubishi Corporation and a subsidiary of Consultant, Raytheon Ebasco Overseas Limited ("REOL"), UEI and REOL agreed to provide certain services to Raytheon in connection with the Ilijan project located in the Philippines;

        WHEREAS, pursuant to a letter agreement, dated January 9, 2001 ("Puerto Plata Agreement"), among WGI Delaware, Raytheon and Lexington Insurance relating to the Puerto Plato project, WGI Delaware and certain of its Affiliates are performing certain work relating to the SD boiler;

        WHEREAS, Client or its affiliates have provided letters of credit, corporate guarantees, or surety bonds (collectively, "Support Agreements") in connection with a number of projects, including the Saltend, Damhead, Jindal, Posven, Ratchaburi, Tallahassee, Acme, Ezhou, Egypt Electric, NACIC and Clear Alaska projects described in Annex A-1; these projects and any other project with respect to which (i) Client has provided Support Agreements and (ii) Consultant or WGI Delaware or another one of their respective subsidiaries (collectively referred to as "Affiliates" of Consultant) has rejected contracts as part of the Bankruptcy Filing, is referred to herein as a "Project"; however, the term "Project" as used in this Agreement does not include the Ilijan, Red Oak, Sithe Mystic, Sithe Fore River or Puerto Plata projects, as those are the subject of separate arrangements between Consultant and its Affiliates and Client, and does not include any project that was being performed by Washington International B.V., including those described in Annex A-2 hereto;

        WHEREAS, Client wishes to retain Consultant to perform certain services from time to time as requested by Client;

        WHEREAS, Washington is willing to undertake the performance of such services only as provided for in the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the parties agree as follows:

1.      DEFINED TERMS

        Capitalized terms used without definition in this Agreement have the meanings given to such terms in the Settlement Agreement.

        In addition, as used in this Agreement, the following terms have the following meanings:

        "Accrued Costs" means any Labor Costs, Out-of-Pocket Costs or Taxes payable to Consultant pursuant hereto which have not been paid by Client.

        "Allowable Costs" means any current Labor Costs, Out-of-Pocket Costs, and Taxes, and any Accrued Costs, that are required to be paid to Consultant hereunder. Unless otherwise specified in any applicable Work Order, for purposes of determining Allowable Costs, any personnel assigned to overseas Projects will charge for all of their time spent during their overseas deployment to the applicable Project, unless they actually work on the matters not subject to this Agreement.

        "Labor Costs" means the labor costs including general and administrative costs, incurred by Consultant with respect to any Completion Services pursuant hereto, and calculated in accordance with the rates and charges referred to in
Section 12(a).

        "Out-of-Pocket Costs" means the out-of-pocket costs, including payments to vendors and subcontractors, incurred by Consultant with respect to any Completion Services pursuant hereto, and calculated in accordance with the rates and charges referred to in Section 12(a), but excluding costs of vendors and subcontractors that Client will retain directly and pay directly, as set forth in the applicable Work Order.

        "Parties" means the Client and the Consultant.

        "Raytheon Parties" means the Client and their subsidiaries and affiliates.

        "Separate Agreements" means the Sithe Services Agreement, the Red Oak PCA, the Ilijan PCAs and the Puerto Plata Agreement.

        "Separate Projects" means the Sithe Mystic, Sithe Fore River, Red Oak, Ilijan and Puerto Plata projects.

        "Tax Agreement" means the Disaffiliation Tax Sharing Agreement, dated as of April 14, 2000, between Raytheon and WGI Delaware.

        "Taxes" means any taxes estimated to be levied, collected, assessed or imposed by any government or government agency in connection with Consultant's performance of the Completion Services, including, without limitation, any gross receipts, franchise, sales, use, registration, excise, stamp, occupation, license and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings of whatever nature (including, interest, penalties, or additions to tax in respect of the foregoing, where (i) Client has failed to pay any of the foregoing or (ii) Client has failed to timely provide advance funding requested by Consultant, and Consultant is required to pay the foregoing, in accordance with the terms of this Agreement), and including, unless otherwise specified in an applicable Work Order, the cost of tax equalization of Consultant's employees (but not including the income taxes of Consultant or its employees) payable by Consultant in connection with the performance of its obligations hereunder.

        "WGI Parties" means the Consultant and its subsidiaries and affiliates.

        "Work Order" has the meaning set forth in Section 2(d) of this Agreement.

        In addition, the following terms as used in this Agreement are defined elsewhere in this Agreement in the sections noted below:

                   Defined Terms                     Section Where Defined

                AAA                                  18(b)(i)
                Affiliates                           Preamble
                Bankruptcy Court                     Preamble
                Bankruptcy Filing                    Preamble
                Client                               Preamble
                Completion Services                  2(a)
                Consultant                           Preamble
                Effective Date                       Preamble
                Fee                                  12(a)
                Ilijan Construction PCA              Preamble
                Ilijan PCAs                          Preamble
                Ilijan Supply PCAs                   Preamble
                Indemnitees                          6(b)
                Losses                               4(a)

                Partial Termination                  15(c)
                Project                              Preamble
                Project Agreements                   2(a)
                Project Liaisons                     17(a)
                Puerto Plata Agreement               Preamble
                Raytheon                             Preamble
                RECI                                 Preamble
                Red Oak PCA                          Preamble
                REOL                                 Preamble
                Replacement Contractor               2(g)
                Routine Close-Out Services           2(a)
                Settlement Agreement                 Preamble
                Sithe Services Agreement             Preamble
                Specified Obligations                3(a)
                Support Agreements                   Preamble
                UEI                                  Preamble
                Washington                           Preamble
                WGI Delaware                         Preamble
                WGI Guaranty                         19
                Work Order                           2(d)
                Work Order Liaisons                  2(d)

2.      SERVICES TO BE RENDERED

        a) Consultant agrees to provide personnel under the direction of Client to undertake and perform certain services as and to the extent requested by Client from time to time in accordance with the terms and conditions herein. The services will generally include services to complete all or some of the former obligations of Consultant and its Affiliates to third parties under the rejected contracts relating to the Projects ("Completion Services"), including (i) completion of physical work required and (ii) any routine project close-out activities such as obtaining final payments, resolving commercial issues and disputes with clients, subcontractors and vendors, confirming warranty completion, closing out contracts and subcontracts and obtaining final releases, and making foreign statutory filings, but excluding providing any support in connection with any litigation or arbitration except as provided in Section 4(b) (with the Completion Services referred to in clause (ii) sometimes referred to as "Routine Close-Out Services"). For the avoidance of doubt, Consultant shall not be responsible under this Agreement for any performance guarantees, emissions guarantees, schedule guarantees, and any other guarantee or warranty set forth in the engineering, procurement and/or construction or other agreements relating to the applicable Project (the "Project Agreements").

        b) The Completion Services to be performed shall be generally as described in Schedule 2(b) attached hereto. From time to time, Client and Consultant may modify or expand the Completion Services by a mutually agreed upon written amendment to this Agreement. Consultant will perform the Completion Services under Client's direction and control as more fully described in a Work Order (defined below) for each Project.

        c) The Completion Services will be performed by the employees of Consultant and its Affiliates selected by Consultant and approved by Client in advance. To the extent commercially practicable Consultant will furnish employees to provide Completion Services that have prior experience and knowledge with respect to the applicable Project. Notwithstanding the provisions of this Section 2, Consultant personnel shall not be required to provide any Completion Services in Pakistan or other foreign country in connection with any Project unless (i) Consultant is reasonably satisfied regarding safety and security in Pakistan or such other foreign country, and (ii) in the case of Pakistan only, Consultant is satisfied, in its sole and absolute discretion, regarding its exposure to legal liability to judgments or other legal process. In the event that Consultant is not reasonably satisfied regarding safety and security in Pakistan or such other foreign country, Consultant shall notify Client of such concerns, and the parties shall meet to discuss such concerns, and to, in good faith, enter into an alternative arrangements.

        d) In the event that Client requests Consultant to provide Completion Services with respect to a Project, Client will notify Consultant of the initial scope of Completion Services requested and the parties will meet (either in person or by conference call) to discuss the Completion Services to be provided and the appropriate staffing for the Completion Services. Within one week after such meeting, Client and Consultant will prepare and agree upon a work order that refers to this Agreement and describes the initial scope of Completion Services to be provided with respect to the Project and the initial staffing (a "Work Order"). The Work Order for any Project will also designate the principal contacts for either party with respect to such Project (the "Work Order Liaisons"). Unless otherwise agreed by the Client and the Consultant, each Work Order shall generally be in the form of Schedule 2(d). On any Project the applicable Work Order shall set forth all budget requirements (including the requirement for any periodic estimates), staffing plans, schedule estimates, payment terms, funding mechanics and reconciliation procedures to be applied on such Project, in the event the budget, payment and reconciliation procedures will be different from those set forth in Section 12(b). In the case of any conflict between the terms of any Work Order and the general terms contained herein, the terms of any Work Order shall control.

        e) The Completion Services also shall include provision of craft labor for each Project from time to time as requested by Client and as agreed to by the Parties in a Work Order. Such craft labor is excluded from the requirements of Section 2(c) above but any hiring of craft labor is subject to the prior approval of Client. Craft labor will be reimbursed at cost including all applicable fringe benefits, payroll taxes and insurance.

        f) Notwithstanding anything else to the contrary in this Agreement, Consultant shall recommend to Client, and the applicable Work Order shall reflect, the employees and number and type of craft labor necessary to perform Completion Services. Client shall be solely responsible for determining such level of effort necessary to perform the Completion Services in accordance with the related Work Order.

        g) In the event that Client terminates Consultant's services with respect to any Project, Client shall not solicit for employment any of the employees identified in the applicable Work Order as providing Completion Services for such Project, and Client shall use commercially reasonable efforts to cause any proposed contractor retained to replace Consultant (a "Replacement Contractor") to similarly not solicit such employees for the period beginning upon the date of this Agreement and, (i) in the case of a termination where such termination follows Consultant's receipt of a notice of and failure to timely cure or commence and continue reasonable efforts to timely cure any condition or event which in the reasonable judgment of Client is likely to cause a material delay in the applicable Project schedule or cause any category of costs in the applicable Project budget to be materially exceeded or materially adversely affect the execution of the Completion Services, ending upon the date five (5) days from such notice, and (ii) in the case of any other termination, ending upon the date 120 days from the notice of such termination.

        h) In the event that because a particular Project had been previously performed by an Affiliate of Consultant or for any other reason, in order to effectuate the intent of this Agreement performance of any obligations of Consultant under this Agreement are required to be performed by any of Consultant's Affiliates, the Consultant will cause such Affiliate to perform the applicable obligations under this Agreement, and the Client will accept performance by such Affiliate. The Parties will describe in the applicable Work Order whether or not performance by an Affiliate of Consultant is anticipated to be required.

3.      RESPONSIBILITY FOR COMPLETION SERVICES

        a) Consultant warrants to perform the Completion Services in accordance with that degree of care and skill ordinarily exercised by members of the engineering and construction profession existing as of the date this Agreement became effective and in accordance with the performance standards that previously applied to the performance by Consultant and its Affiliates of their obligations under the applicable Project Agreements, which shall be set forth in each Work Order (in each case the "Specified Obligations"); provided, however, that the only remedy hereunder and Consultant's only liability, unless Consultant or one of its Affiliates has performed with willful misconduct or gross negligence, for the failure by Consultant or one of its Affiliates to perform in accordance with the Specified Obligations shall be, at Client's option, (i) termination pursuant to this Agreement or (ii) Consultant or one of its Affiliates shall re-perform all non-complying work on a cost-reimbursable basis, in accordance with the terms and conditions hereof; provided, however, no Fee or profit of any kind shall be payable by Client with respect to such re-performance work. Notwithstanding the foregoing, Consultant or one of its Affiliates shall not be responsible under this Agreement for any performance guarantees, emissions guarantees, schedule guarantees, and any other guarantee or warranty set forth in any Project Agreements.

        b) Because Consultant and its Affiliates and their employees are under Client's direction and control, Consultant and its directors, officers, employees, agents and Affiliates shall have no liability to Client or to third parties for injuries or alleged injuries to persons (including death), or for damages or alleged damages to property, including Client's property and any Project owner's property, arising out of or in connection with these Completion Services, except to the extent arising out of Consultant's or one of its Affiliate's gross negligence or willful misconduct.

4.      CONSULTANT'S ADDITIONAL OBLIGATIONS.

        a) Consultant's Indemnity. In performing its obligations under this Agreement, Consultant shall be responsible for, and shall indemnify, defend and hold Client and its subsidiaries and all directors, officers, employees and/or agents of the foregoing harmless against, any and all claims, liabilities, expenses, damages, losses, costs, judgments, demands and suits (including reasonable attorneys' fees) ("Losses") arising from the gross negligence or willful misconduct of Consultant or its Affiliates in the performance or nonperformance of

                Consultant's obligations under this Agreement; provided, however, that in any case in which Consultant uses commercially reasonable efforts to perform and comply with its obligations hereunder and takes all reasonable steps to abide by the directions of Client and the terms of this Agreement, Consultant and its Affiliates shall be deemed not to have breached such obligations.

        b) Claims Support. To the extent requested by Client for a particular Project, as part of the Completion Services, Consultant shall use commercially reasonable efforts to diligently pursue, settle, investigate, negotiate (or, as necessary, defend) change orders and claims for equitable adjustment and other claims relating to the performance of Completion Services pursuant to this Agreement with respect to that Project, including any claims for warranty or for non-complying work or delivery, against the Project owner, customers, suppliers, subcontractors, vendors and non-contract parties (collectively, "Project Completion Claims"), other than those Project Completion Claims that Consultant reasonably believes are not commercially reasonable (and in the case of defending Project Completion Claims, that Consultant reasonably believes are not commercially reasonable to defend); provided that Consultant shall not be required to litigate, arbitrate or assume the defense of any Project Completion Claim in its own name, although the Consultant acknowledges that it may be sued in its own name and will be required to litigate such claim, in its own name, subject to Client's obligations to indemnify Consultant as provided in Section 6 hereof. For the avoidance of doubt, the Consultant and Client acknowledge that any claims relating to the Projects but not relating to the performance of Completion Services pursuant to this Agreement or not constituting part of the Routine Close-Out Services, including without limitation the resolution in the Bankruptcy Court of claims asserted by third parties as unsecured claims in connection with the Bankruptcy Filing, shall not be pursued or defended pursuant to the terms of this Agreement, but shall be subject to the terms set forth in the Settlement Agreement. Consultant's pursuit or defense, if any, of Project Completion Claims shall be at the direction and under the control of Client. Consultant shall use commercially reasonable efforts to assist Client in pursuing, litigating, arbitrating or defending against any Project Completion Claims, and Client shall take the lead role in such process. In the event that Consultant reasonably believes such Project Completion Claims are not commercially reasonable, or that the defense of such Project Completion Claims is not commercially reasonable, and Client wishes to pursue or defend such Project Completion Claim, Consultant agrees to provide, diligently and in good faith, all documentation, information, access, and access to (but not use of) personnel requested by Client. Without limiting the generality of the foregoing, it shall be deemed reasonable for Client to request to meet with witnesses in advance of any testimony they may be asked or required to give at a deposition or hearing of any sort relating to Project Completion Claims and to have the witnesses furnished by Consultant travel to the location of any hearing

        c) Good Standing. Consultant shall maintain its existence and good standing and the existence and good standing of any Affiliate performing Completion Services, until performance is completed.

        d) Permits and Licenses. Consultant shall maintain the existence and effectiveness of all permits necessary for performance by Consultant or its Affiliates of any Completion Services hereunder, and such maintenance shall constitute part of the Completion Services to be performed by Consultant under this Agreement.

5.      WARRANTY EXCLUSION

        a) Consultant's sole liability to Client for any Completion Services that fail to meet the standard set forth in Section 3(a) or set forth in any Work Order and that do not constitute gross negligence or willful misconduct, shall be to reperform the non-conforming Completion Services, written notice of which must be promptly given after discovery by Client to Consultant. Consultant's obligation for reperformance of non-conforming Completion Services shall begin at Work Order completion, and extend for a term of one (1) year thereafter. Any costs of reperformance will be an Allowable Cost under this Agreement, but Consultant will not be entitled to any Fee for such reperformance. The Consultant's liability for gross negligence or willful misconduct is set forth in Section 4(a).

        b) The only warranties made by Consultant are those expressly enumerated in Section 3 above. Any other statements of fact or descriptions expressed in this Agreement or any attachments hereto shall not be deemed to constitute a warranty of the Completion Services or any part thereof. THE WARRANTIES SET FORTH IN SECTION 3 A) above ARE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS, OR IMPLIED (INCLUDING BUT NOT LIMITED TO ANY AND ALL WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR ANY PARTICULAR PURPOSE(S) AND ANY AND ALL WARRANTIES ARISING FROM COURSE OF DEALING AND/OR USAGE OF TRADE). The remedies provided in Section 5(a) above are Client's sole and exclusive remedies for any failure of Consultant to comply with the warranties in Section (3a) and are expressly in lieu of any and all other warranties of any kind whatsoever, as stated above. Except as provided in Section 4(a) with respect to gross negligence or willful misconduct, correction of any nonconformity in Completion Services in the manner and for the period of time provided above shall constitute complete fulfillment of all the liabilities and warranties of Consultant for any and all defective or nonconforming Completion Services whether the claims of Client are based upon contract, tort (including but not limited to negligence and strict liability), errors or omissions, warranties, indemnity or otherwise with respect to or arising out of any Completion Services performed hereunder.

6.      QUALITY ASSURANCE; INDEMNITY BY CLIENT

        a) Performance by Consultant of any quality assurance, vendor assurance, project management, construction management, or other third party oversight or advisory services shall in no way constitute an assumption by Consultant, or by any of its suppliers or subcontractors of any tier, of, or relieve a Client or its consultants or suppliers from, any responsibility for delivery of any services, materials, equipment and documentation in strict accordance with the requirements of the consultant, manufacturer, or supplier/Client contract.

        b) Client agrees to indemnify, defend and hold harmless Consultant and its Affiliates and any and all directors, officers, employees and/or agents of the foregoing (collectively, the "Indemnitees") from and against any and all Losses of any kind and nature whatsoever, arising from the Consultant's performance of this Agreement.

        c) Notwithstanding paragraph (b) above, or any provision to the contrary contained herein, Client shall not indemnify, hold harmless, or defend the Indemnitees with regard to Losses of any kind or nature whatsoever to the proportionate extent that such
                Losses:

                (i) arise from any Indemnitee's breach of this Agreement, other than any breach of the Specified Obligations or other failure to perform any Completion Services in the manner required by this Agreement that does not arise from any Indemnitee's gross negligence or willful misconduct;

                (ii) arise from any Indemnitee's gross negligence or willful misconduct;

                (iii) are covered by the collected proceeds of any insurance policy covering the applicable Project, to the extent of such proceeds;

                (iv) are the responsibility of WGI Delaware under the WGI Guaranty; or

                (v) arise under or relate to the prior performance of any of the Project Agreements or any other subcontract, vendor contract or other contract relating to any Project that were rejected by Consultant or any Affiliates and that was asserted or could have been asserted as a claim (as defined in Section 101(5) of the Bankruptcy Code) against the Debtors, or any of them, as part of the Bankruptcy Case.

        d) Solely with respect to the Ratchaburi project, the Client shall also indemnify Consultant and its affiliates for valid claims of General Electric Company and its affiliates (collectively, "GE") for payments made and liabilities incurred to vendors and subcontractors of Consultant and its affiliates after May 14, 2001 and prior to the date of this Agreement as a result of the non-performance by Consultant and its affiliates during this period.

7.      FORCE MAJEURE

        Any delay or failure of Consultant in performing its required obligations hereunder shall be excused if and to the extent it is caused by a Force Majeure event. A "Force Majeure" event shall mean an event due to any cause or causes beyond the reasonable control of Consultant and shall include, but not be limited to, acts or orders of any governmental body or changes in laws or government regulations or interpretations or application thereof, acts or omissions of Client or its other consultants, acts of God, war, riot, fire, flood, explosion, hurricane, tornado, epidemic, earthquake, transportation accidents, terrorism, sabotage or strikes. In such event, the time for performance hereunder shall be extended for a period of time sufficient to overcome the effects of such delay, and Consultant's compensation shall be equitably adjusted to reflect any increased costs of performance of the Completion Services.

8.      INSURANCE

        a) Upon Client's written request, Consultant shall effect and maintain insurance with the following limits:

                (i) Workers' compensation for statutory limits in compliance with the applicable state and federal laws and employers' liability with a limit of $2,000,000.

                (ii) Comprehensive general liability including products/completed operations, contractual coverage for the indemnification provisions set forth in Section 4(a) and broad form property damage with the limits of $5,000,000 any occurrence and in the aggregate, combined for bodily and personal injury and property damage.

                (iii) Automobile liability including owned, non-owned, and leased automobiles with the limits of $5,000,000 any one occurrence and in the aggregate, combined single limit for bodily injury and property damage.

                (iv) Professional liability with a limit of $10,000,000 and a deductible or self insured retention of $2,000,000 for any one occurrence and in the aggregate.

        b) If requested by Client, Consultant shall furnish to Client certificates of insurance signed by the insurers, indicating that policies with respect to the aforementioned insurance have been issued and that such policies contain provisions regarding prior notification of cancellation.

        c) Consultant and Client each waive all rights of recovery against a loss occurring to property of the other, to the extent that such waivers do not invalidate the property insurance of either.

        d) In the event Client makes a claim against Consultant covered by the professional liability insurance coverage, Client shall receive any proceeds resulting from such claim net of the deductible or self insured retention by Consultant or its Affiliates.

        e) To the extent permitted under the applicable Project Agreements, Client and Consultant agree that any insurance coverage provided by the project owners under the Project Agreements shall be primary, and that insurance provided by Consultant shall be excess and non-contributory.

        f) Client and Consultant also agree to review any insurance coverage provided by project owners under the applicable Project Agreements so that the coverages required to be maintained in
                Section 8(a) may be reduced and the resultant cost can be reduced, each at the mutual agreement of Client and Consultant.

9.      WAIVER OF CONSEQUENTIAL DAMAGES

        As it relates to performance of Completion Services under this Agreement, neither Consultant nor Client nor their respective employees, officers, directors, affiliates, consultants, agents and subcontractors or suppliers of any tier, if any, shall be liable for any special, indirect, punitive, exemplary, incidental, or consequential damages of any nature, including, without limitation, any loss of actual or anticipated profits or revenues, loss by reason of shutdown, operation, non-operation, or increased expense of operation, loss of use, cost of capital, cost of replacement power and any other loss due to power outages, damage to or loss of property or equipment of Client or project owners, or claims of customers of Client or project owners, regardless of whether due to or based upon delay, contract, warranty, tort, negligence, strict liability, error or omission, indemnity or otherwise.

10.     HAZARDOUS SUBSTANCE

        a) Consultant shall not be liable or responsible for any hazardous waste, toxic substance, pollution or contamination that (i) Consultant does not introduce into or onto a Project site in a manner that violates this Agreement or the applicable Work Order; and (ii) that is not used, generated, treated or handled by Consultant, at any time, on the Project site(s) in a manner that violates this Agreement or the applicable Work Order.

        b) Consultant shall not introduce any hazardous waste, toxic substance, pollution or contamination into any Project site without the prior authorization of Client, other than materials, fuels or substances used in the ordinary course of performing Client's obligations under this Agreement and the applicable Work Order.

        c) Client shall indemnify Consultant for any direct loss or liability sustained by Consultant to the proportionate extent such loss or liability is associated with any such hazardous waste, toxic substance, pollution or contamination that does not fall within the scope of (a)(i) or (a)(ii) above.

11.     CHANGES

        Client may from time to time seek to modify, extend or enlarge the Completion Services being performed with respect to a particular Project by written instructions to Consultant to perform additional Completion Services, modify the schedule or direct the omission of work previously ordered. In the event Client requests that Consultant perform additional Completion Services, or make other modifications to the Completion Services, the existing Work Order will be revised to reflect such changes. In no event, however, shall Consultant be obligated to perform such additional services or modify or extend such services without prior written amendment to an existing Work Order signed by Client and accepted in writing by Consultant. In addition, Client may from time to time direct Consultant to cease performing one or more of the Completion Services that Consultant had been previously performing. Costs associated with the Completion Services contemplated prior to the change that had been incurred prior to the time the change could reasonably take effect, any field demobilization costs required as a result of the termination of work or change in scope, and any additional Completion Services requested by Client to be performed in connection with such termination of work or change in scope, shall all constitute Allowable Costs hereunder to the extent incurred in accordance with the rates and charges referred to in Schedule 12(a).

12.     PAYMENT TERMS

        a) Work Orders. All payment terms shall be as specified in the applicable Work Order for any Project. In general, and unless specifically set forth and agreed by Client and Consultant to the contrary in this Agreement or such Work Order, Consultant shall be paid, in advance, for all Allowable Costs, plus a fee in the amount of 7.50% of such Allowable Costs (the "Fee"). Unless otherwise provided in the applicable Work Order, Allowable Costs will be calculated in accordance with the terms and conditions set forth on Schedule 12(a).

        b) Default Budget; Funding; Reconciliation. Unless otherwise agreed to by the Parties in a Work Order, for any Project for which Consultant shall perform any Completion Services:

                        (i) Consultant shall prepare a budget, and semi-monthly
                updates, containing Consultant's reasonable estimate of the anticipated costs of performing such services through completion of such services, broken down by cost element;

                        (ii) Consultant shall notify Client no less than
                fourteen (14) days in advance of the start of any two week period in which services are to be performed of the anticipated Allowable Costs to be expended by Consultant for such two week period, and at the request of Client, Consultant shall meet and confer with Client regarding the amounts to be funded thereby;

                        (iii) no less than (3) business days in advance of such
                two-week period, Client shall wire funds to Consultant for such two week period, in an amount not less than the amount requested by Client, or the amount agreed to by the Parties after having met and conferred, taking into account any credits or debits from any prior period; and

                        (iv) Consultant shall provide a monthly reconciliation
                to Client, no later than twenty one (21) days following the end of any month in which services were performed, of the costs actually incurred during such month, and the Parties shall make such debits or credits as are appropriate.

        c) In House Costs. Consultant may include as Labor Costs the costs of in-house counsel and other administrative personnel performing any of the Completion Services, provided the costs of such personnel are incurred in connection with, and budgeted or otherwise approved in compliance with, the applicable Work Order and provided further that any use of in-house tax personnel must be approved in advance by Client.

        d) No Prior Amounts. No amounts spent by Consultant or its Affiliates on a Project that were spent prior to, or not in connection with this Agreement, shall constitute an Allowable Cost (or an Accrued Cost), unless such amounts are approved by Client, in writing, in a Work Order for such Project pursuant to the terms hereof. Client has previously approved the Allowable Costs relating to certain Projects listed on Schedule 12(c) hereto, and such Allowable Costs shall be paid within five (5) business days after the date of this Agreement. Certain other costs listed on Schedule 12(c) are subject to review and mutual agreement as described in Schedule 12(c).

        e) No Duplication. No amount payable by Client under this Agreement, for Allowable Costs, for indemnity, or otherwise, shall be payable, or paid, to Consultant more than once. Consultant shall not include any item in any request for payment or reimbursement for which Consultant has already been paid by Client under any other agreement or arrangement with respect to the Project.

        f) Audit Rights. Client shall have reasonable access during normal business hours to Consultant's books and records as necessary to verify the number of manhours actually charged in a given work week, all Out-of-Pocket costs, including subcontractor and vendor payments, any Taxes, and the application of the appropriate rates and multipliers to the man- hours charged. Client shall not have audit rights with respect to the agreed upon multiplier rates set forth in Schedule 12(a) for Labor Costs and certain Out-of-Pocket Costs.

        g) Tax Cooperation. Consultant shall cooperate with Client, prior to or following the expiration or earlier termination of this Agreement, to obtain Tax refunds from any applicable taxing authorities for the benefit of Client, for any Taxes paid by Client, or reimbursed to Consultant, pursuant to this Agreement, or any other prior arrangement between the Parties. Client shall compensate Consultant (at rates and fees substantially similar to the rates and fees for work or services performed hereunder) for any work performed under this paragraph (f) following the termination or expiration of this Agreement. The parties shall endeavor to minimize Taxes payable in connection with the Completion Services, to the extent permitted by law. Any refunds for Taxes that are governed by the Tax Agreement will be pursued and remitted as provided in the Tax Agreement.

        h) Set off. Client agrees to fund its obligations to make payments pursuant to the applicable Work Order notwithstanding any right of set-off or recoupment that Client may have or allege against any sums due under this Agreement.

13.     INDEPENDENT CONSULTANT

        Consultant is an independent contractor. Neither Consultant, nor any of its employees, are or shall be deemed to be agents or employees of Client. Notwithstanding anything else to the contrary in this Agreement, Consultant may at its sole discretion, discharge any of its employees for cause.

14.     OWNERSHIP OF DOCUMENTS

        All right, title and interest in all (without limitation) data, analyses, drafts, reports, drawings, prints, records, notebooks, manuals, computer printouts or intellectual property delivered to Client under this Agreement or generated solely in the performance of the Completion Services shall become the property of Client and such documents shall be delivered to Client upon Client's full and complete payment for such Completion Services. Client agrees to hold harmless and indemnify Consultant against any and all damages, claims, causes of action, expenses, liabilities, costs and losses, including, but not limited to, defense costs and attorneys' fees, arising out of any reuse by Client or others of the materials, data, or reports for any other projects or matters unrelated to the Projects without the written authorization of Consultant. Client expressly agrees that it shall not and is not authorized to so use any such documents without such authorization. Client hereby grants to Consultant the unrestricted, royalty free right to retain copies of these materials and to use these materials and the information contained therein, on a world wide basis, in the normal course of Consultant's business for any and all lawful purposes subject to the confidentiality provisions hereof.

        In the course of performance of its Completion Services Consultant may rely upon information supplied by Client or Client's partners, contractors, or consultants, or information available from generally accepted reputable sources without independent verification. Consultant shall have no liability for defects in its Completion Services attributable to Consultant's reliance upon or use of data, design criteria, drawings, specifications or other information furnished by Client.

15.     TERMINATION AND SUSPENSION

        a) Client shall have the right to terminate this Agreement prior to completion of the Completion Services after delivery of ten (10) days written notice to Consultant, in which event Client shall pay Consultant all amounts due up to the effective date of termination plus all Allowable Costs incurred in connection with field demobilization required as a result of such termination. To the extent that Client requests that Consultant perform services post-termination, Consultant shall be paid its actual costs, based upon Allowable Costs, plus Fees.

        b) Consultant may suspend performance on a Work Order for non-payment of amounts due on a Work Order after five (5) days notice. In addition, Consultant may terminate performance under such Work Order after thirty (30) days cumulative suspension for non-payment.

        c) In the event that Client or Consultant terminates the Completion Services with respect to a particular Work Order (a "Partial Termination") or this Agreement is terminated pursuant to paragraph a) above, any and all amounts previously paid to Consultant and not disbursed to pay Allowable Costs or Fee pursuant to the applicable Work Order, in the case of a Partial Termination only insofar as it relates to the applicable Work Order, shall be immediately disbursed to Client, inclusive of all interest thereon or credits owing thereto, without any set-off or deduction of any kind other than Allowable Costs to be reimbursed pursuant to this Agreement, including Consultant's field demobilization costs that are reimbursable pursuant to this Agreement, plus the portion of any Fee earned prior to the date of termination. Consultant will also remit directly back to Client any and all amounts received under this Agreement that remain unspent as of the termination date, in the case if a Partial Termination only insofar as it relates to the applicable Project.

16.     TERM

        Unless otherwise specified, the term of this Agreement shall be no more than five (5) years from the Effective Date, subject to earlier termination as herein provided. In addition, provided that Consultant provides ninety (90) days' prior written notice, Consultant will not be required to provide Completion Services after the second anniversary of the date of this Agreement and at any time thereafter, Consultant shall be permitted to terminate this Agreement or any Work Order, insofar as it relates to any Completion Services, upon ninety (90) days written notice to Client. Consultant and Client may mutually agree upon an extension of this Agreement. Such extension must be in writing and signed by both Consultant and Client.

17.     CLIENT ACCESS

        a) For purposes of the overall administration of this Agreement, Client and Consultant shall each appoint a single representative (the "Project Liaisons"), who shall coordinate all matters relating to this Agreement. If and to the extent that the Consultant's Project Liaison performs services for Consultant that are related to this Agreement, the costs related to such services shall constitute Allowable Costs related to this Agreement.

        b) Work Order Liaisons. As noted in Section 2, the applicable Work Order will designate the "Work Order Liaisons" for the Projects. For purposes of administering this Agreement each party shall be entitled to rely upon the direction of the other party's Work Order Liaison.

        c) Client Access. Client will be entitled to place a reasonable number of employees, consultants or representatives on-site at the applicable Project and, during regular business hours, at the Consultant's Princeton offices to observe and supervise the performance by the Consultant of its obligations under this Agreement, and Client and its representatives, including any third party consultant retained by Client, will be permitted to have access to and examine and take copies of any documents, books, records, materials and other information, whether in tangible or electronic form, relating to the applicable Project, including any and all engineering, procurement and construction documents, purchase orders, invoices, specifications, progress reports, plans and designs. With regards to access to Consultant's Princeton, New Jersey, offices, (i) access shall be given during normal business hours, and (ii) Client's personnel shall be subject to Consultant's prior approval, such approval not to be unreasonably withheld or delayed. In addition to those personnel subject to the foregoing approval process, Consultant expressly will pre-approve and permit the persons listed on Schedule 17 to have access to the Princeton facilities. The Consultant shall provide Client with copies of all internal and external project reports and correspondence as generated or received relating to the applicable Project. The Project Liaisons will conduct periodic Project reviews and progress meetings as requested by Client. The Consultant shall not designate a replacement Project Liaison without the consent of Client, which consent shall not be unreasonably withheld or delayed. Consultant's costs in complying with the obligations contained in this Section 17 shall constitute Allowable Costs.

18.     DISPUTE RESOLUTION

        a) All disputes or claims arising in respect of a particular Project shall be referred to the Project Liaisons for settlement. In the event no settlement can be reached pursuant to the preceding sentence within one (1) week, then senior management of Client and Consultant shall attempt to resolve such dispute or claim within ten (10) business days. In the event the senior management cannot settle such disputes or claims, such disputes or claims shall be settled pursuant to the arbitration procedures set forth in Section 18(b) hereof.

        b)      (i)     Subject to the other provisions of this Section 18, any
                        party hereto may commence arbitration in conformity with and under the rules of the American Arbitration
                        Association ("AAA"), and, notwithstanding anything to the contrary contained herein, such arbitration shall be governed by and construed in accordance with the laws of the State of New York, USA.

                (ii) The arbitral tribunal shall consist of three arbitrators. Each party hereto shall appoint one arbitrator with, in the case of a dispute of a technical nature, knowledge and experience in such technical matters. The two arbitrators so appointed shall appoint the third arbitrator who shall serve as the chairman of the arbitral tribunal. If a party fails to appoint its arbitrator within a period of ten (10) days after receiving notice of the arbitration, or if the two arbitrators appointed cannot agree on the third arbitrator within a period of ten (10) days after appointment of the second arbitrator, then such third arbitrator shall be appointed pursuant to the procedures of the AAA Rules.

                (iii) In the event an arbitrator is appointed pursuant to the last sentence of the foregoing subsection (ii), such arbitrator shall be a person with experience in commercial agreements and, in particular, the implementation and interpretation of contracts relating to the design, engineering, construction, operation and maintenance of international electrical power generating facilities which have been financed on a limited recourse basis (and if the dispute concerns a technical issue, a person who has knowledge and experience in technical matters). No arbitrator shall be a present or former employee or agent of, or consultant or counsel to, either party hereto or any affiliate thereof.

                (iv) The arbitration shall be conducted in New York, New York, U.S.A., and shall apply English as the language of the arbitration proceedings. All documents or evidence presented at such arbitration in a language other than in English shall be accompanied by a certified English translation thereof. The arbitrators shall apply, and shall be bound by, the applicable rules of law and the terms of this Agreement. Unless the Parties hereto agree otherwise in writing, the arbitrators shall be permitted to order the parties to an arbitration to engage in discovery (including the taking of depositions). The arbitrators shall decide the dispute by majority of the arbitral tribunal and shall state in writing the reasons for its decision. Any monetary award of the arbitral tribunal shall be denominated in U.S. dollars and shall be paid by the earlier of (i) the time period specified by the arbitral tribunal and (ii) thirty (30) days after the arbitral tribunal notifies the parties of receiving such award. The parties agree to direct the arbitral tribunal to complete the arbitration proceeding, and issue a decision, within sixty (60) days after the submission of the request for arbitration.

                (v) The parties hereby waive any rights to appeal or to review such award by any court or tribunal, and such award shall be final and binding. The parties hereto further undertake to carry out without delay the provisions of any arbitral award or order, and each agrees that any such award or order shall be conclusive and may be enforced in any jurisdiction (and the parties shall submit to any such jurisdiction) by suit on the arbitral award or by any other manner provided by law. A party may disclose the contents of an award of the arbitral tribunal on to affiliates, governmental authorities or other persons as required by applicable law.

                (vi) The costs of such arbitration shall be determined by and allocated between the parties by the arbitral tribunal in its award.

                (vii) Unless the parties hereto otherwise agree, no dispute, controversy or claim hereunder shall be consolidated with any other arbitrable proceeding involving any third party.

19.     GUARANTEES

        a) WGI Guaranty. WGI Delaware shall unconditionally and irrevocably guaranty to Client and its designees hereunder, the due and prompt performance and payment when due of each and every obligation, responsibility, undertaking, representation, warranty, covenant and agreement of Consultant under this Agreement, in the form of Schedule 19 attached hereto (the "WGI Guaranty").

20.     GENERAL

        a) Client and Consultant each represent and warrant that this Agreement has been duly authorized, executed and delivered and constitutes its binding agreement enforceable against it subject to the application of bankruptcy and other laws affecting creditor's rights and to the application of equitable principles.

        b) This Agreement (including all Work Orders) together with the Settlement Agreement supersedes all prior written and/or oral contracts and agreements that may have been made or entered into between Client and Consultant regarding the subject matter hereof, including but not limited to any and all proposals, oral or written, and all communications between the parties relating to this Agreement, and constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. No amendment to this Agreement shall be enforceable unless in writing and signed by both parties hereto. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party.

        c) Subject to Section 9.406 of the Uniform Commercial Code (as revised), this Agreement may not be assigned by Consultant or Client in any way, including by operation of law, unless mutually agreed to in writing.

        d) All notices, demands and other communications hereunder regarding any breach, consent, waiver, termination, indemnification, or any proposed amendment to, or modification of, this Agreement, shall be in writing or by facsimile, and shall be deemed to have been duly given, (i) on the day such notice is delivered personally, (ii) on the business day such notice is sent by facsimile, provided such notice is sent during the normal business hours of the recipient (and if sent after such hours, on the following business day), with a confirmation copy sent by overnight courier or certified mail, (iii) one business day after being sent by overnight courier, or (iv) four business days after being mailed by certified mail, return receipt requested, postage prepaid, as follows:

                        If to Client, to:

                        Raytheon Company
                        141 Spring Street
                        Lexington, MA 02173
                        Attention: General Counsel
                        Telephone: (781) 860-2681
                        Facsimile: (781) 860-2924

                        Raytheon Engineers & Constructors
                         International, Inc.
                        141 Spring Street
                        Lexington, MA 02173
                        Attention: General Counsel
                        Telephone: (781) 860-2681
                        Facsimile: (781) 860-2924

                        with a copy sent contemporaneously to:

                        Bingham Dana LLP
                        150 Federal Street
                        Boston, MA 02110
                        Attention: John R. Utzschneider, Esq.
                        Telephone: (617) 951-8852
                        Facsimile: (617) 951-9736

                        If to Washington to:
                        720 Park Boulevard
                        Boise, Idaho 83712
                        Attention: Richard D. Parry, Esq.
                        General Counsel
                        Telephone: (208) 386-5199
                        Facsimile: (208) 386-5220

                        With a copy sent contemporaneously to:

                        Kevin T. Colby
                        Vice President - Contracts
                        Washington Group International, Inc.
                        510 Carnegie Center
                        Princeton, New Jersey 08543
                        Telephone: (609) 720-2913
                        Facsimile: (609) 720-2675

        e) This Agreement shall not provide for and Consultant will not be considered to have rendered any legal or financial opinions regarding the feasibility for generating or selling electrical power or thermal energy.

        f) Governing Law; Exclusive Venue: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to the conflict of law rules thereof other than Section 5-1401 of the General Obligations Law of the State of New York. Any action or other proceeding brought under or in connection with this Agreement and the transactions contemplated hereby shall be brought and heard only in an appropriate state or federal court located in the State of New York, U.S.A. Each of Consultant and Client acknowledge and agree that such courts shall have exclusive jurisdiction to interpret and enforce the provisions of this Agreement, and each of them hereby waives any and all objections that they might have as to personal jurisdiction or venue in any of the above courts. Nothing contained in this Section 20(f) is intended to limit the applicability of Section 18 hereof. In the event of any conflict between the second and third sentences of this Section 20(f) and the terms and provisions of Section 18, the terms of Section 18 shall control.

        g) Headings. The headings in this Agreement are for convenience only, and shall not affect the interpretation hereof.

        h) No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein. For the avoidance of doubt, no Raytheon Party by virtue of this Agreement is assuming or creating any obligation or duties to parties not signatory hereto.

        i) Waiver of Jury Trial. Each party hereto waives its rights to a jury trial with respect to any action or claim arising out of any dispute in connection with this Agreement or other document or subcontract executed in connection with performance of the services under this Agreement.

        j) Public Statements. Any press release or other public statement regarding the subject matter of this Agreement shall be subject to the prior review and approval of the other party hereto, with such approval not to be unreasonably withheld or delayed.

        k) Survival. The provisions of Sections 1, 2(g), 2(h), 3, 4(a), 4(b), 5, 6, 7, 8, 9, 10, 12, 13, 14, 15, 16, 17, 18, 19 and 20
                and any other provisions of this Agreement providing for limitation of or protection against liabilities between the parties hereto shall survive termination of the Agreement and/or completion of the Completion Services hereunder.

        1) Counterparts. This Agreement may be executed by Client and Consultant each on separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same document.

                           [Signature Page to Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement for Consulting and Professional Services to be duly executed by their duly authorized representatives as of the day and year first above mentioned.

                                         RAYTHEON COMPANY

                                         By: /s/ Neal E. Minehan
                                            ------------------------------------
                                         Name: Neal E. Minehan
                                         Title: Senior Vice President and
                                                 General Counsel

                                         RAYTHEON ENGINEERS & CONSTRUCTORS
                                         INTERNATIONAL, INC.

                                         By: /s/ William J. Ferguson Jr.
                                            ------------------------------------
                                         Name: William J. Ferguson Jr.
                                         Title: Senior Vice President, Secretary
                                                 and General Counsel

                                         WASHINGTON GROUP INTERNATIONAL,
                                         INC.,
                                         an Ohio corporation

                                         By: /s/ Richard D. Parry
                                            ------------------------------------
                                         Name: Richard D. Parry
                                         Title: Senior Vice President
                                                 and General Counsel

SEEN AND CONSENTED TO:

OFFICIAL UNSECURED CREDITORS'
COMMITTEE

By: /s/ Patrick A. Murphy
   ----------------------
Name: PATRICK A. MURPHY
Title: COUNSEL

                                    ANNEX A-1

                        DESCRIPTION OF CERTAIN PROJECTS

Saltend:        1,200 MW combined cycle power plant in Hull, England.

Damhead:        800 MW combined cycle power plant in Kingsnorth, England.

Jindal:         2 x 130 MW thermal power plant in Toranagallu, India.

Posven:         Hot briquetted iron facility in Venezuela.

Ratchaburi:     2,100 MW combined cycle power plant in Thailand.

Tallahassee:    225 MW power plant in Tallahassee, Florida.

Acme:           Mini-mill in Riverdale, IL.

Ezhou: 600 MW anthracite coal power plant project located in Ezhou, near Wuhan, Hubei Province, China.

Egypt Electric: 1,200 MW thermal plant in El Kureimat, Egypt

NACIC:          Sulfur derivatives plant in Bahrain.

Clear Alaska:   Radar upgrade project in Alaska.

                                    ANNEX A-2

          DESCRIPTION OF CERTAIN WASHINGTON INTERNATIONAL B.V. PROJECTS

        In addition to the Ilijan, Red Oak, Sithe Mystic, Sithe Fore River and Puerto Plata projects, all projects that are or were being performed by Washington International B.V., including the following projects, are not considered "Projects" for purposes of this Agreement:

1.   Norsk Hydro - Oslo, Norway
2.   Anwill
3.   National Industrial Comp. (NIC) - Riyadh
4.   Alex. Min. Oil Co. (AMCO)
5.   BASF Antwerpen
6.   BASF Ludwigshafen
7.   Statoil
8.   HCG Industriesservice
9.   Start Emloyab Ser.
10.  Ciech Stomil
11.  Borsodchem

                                  SCHEDULE 2(b)

Consultant agrees to provide personnel to assist Client in the performance of the following services:

     I.   Home Office Services

     H.O. Engineering and Design Services
     H.O. Project Management Services/Construction Management Services H.O. Project Control Services
     H.O. Procurement of Components, Equipment, Materials and Services H.O. Contract Services
     H.O. Tax Services/1/

     II.  Field Services

     Field Project Management Services/Construction Management Services Field Project Control Services
     Field Procurement of Components, Equipment, Materials and Services Provision and Direction of Craft Labor
     Management of Suppliers and Subcontractors
     Start-up and Testing Services
     Obtain/Maintain Necessary Licenses and Permits
     Safety and Medical Services
     Quality Assurance and Testing Services

----------
        /1/ To the extent that any tax related services or other obligations are required under the Tax Agreement, such services or other obligations shall be provided thereunder and not this Agreement.

                                  SCHEDULE 2(d)

                               FORM OF WORK ORDER

        This is a Work Order delivered pursuant to the Agreement For Consulting And Professional Services between Raytheon Company, Raytheon Engineers & Constructors International, Inc. and Washington Group International, Inc. (the "Services Agreement"). Defined terms used in this Work Order without definition have the meanings given them in the Services Agreement.

Work Order Number:

Project Name:

Principal Project Agreements:

Scope of Services to be Provided:

Applicable Performance Standard (pursuant to Section 3(a) of the Services Agreement):

Schedule for Services to be Performed:

Personnel Authorized to Perform Services:

Staffing Plans:

Not to Exceed Funding Authorization for Services:

Budgeting, Estimating, Approval, Funding, Payment and Reconciliation Procedure:

Payment Procedures:

Staffing:

Work Order Liaison for Consultant:

Work Order Liaison for Client:

                                 SCHEDULE 12(a)

                                RATES AND CHARGES

      Rates and Charges for Calculating Labor Costs and Out-of-Pocket Costs
                        For Domestic U.S. Project Costs:

ENGINEERING AND HOME OFFICE SERVICES

..       Home Office Overhead Multiplier at 1.88 applied against W-2 wages of employees, contract services and consultants, including all overtime and overtime premiums.(1)
..       2D CADD at $10.10 applied against all 2D CADD hours.
..       3D CADD at $15.10 applied against all 3D CADD hours.
..       ODC surcharge for casual copying and prints, postage, phone long distance, and courier at $2.00 applied against all Engineering & Home Office labor hours. Large volume in-house copying/printing charges to be addressed in specific work order.
..       Travel and all other expenses and costs will be reimbursed at cost.
..       Insurance charge at current rate times total invoice value including G&A and Fee (current rate is $1.214/100 valid through 10/01/02).
..       G&A at 5.5% applied against total invoice value less G&A and Fee.(2)
..       Fee at 7.50% total invoice value of costs including G&A.

Note: Above rates for Engineering and Home Office services are also applicable for Offshore - Non-U.S. Domestic projects.


FIELD CONSTRUCTION OFFICE SERVICES

..       Field Office Multiplier at 1.49 applied against W-2 wages of employees, contract services and consultants, including all overtime and overtime premiums.(3)
..       Travel, per diem, and relocation costs per current policy and reimbursed at cost.
..       Craft labor will be reimbursed at cost including all applicable fringe benefits, payroll taxes and insurances.
..       All subcontractors, vendors and any and all other costs and expenses will be reimbursed at cost
..       Insurance charge at current rate times total invoice value including G&A and Fee (current rate is $1.214/100 valid through 10/01/02).
..       G&A at 5.5% applied against total invoice value of costs less G&A and
        Fee.(4)
..       Fee at 7.50% total invoice value of costs including G&A.

Note: Short term field assignments by Engineering & Home Office personnel are considered Engineering and Home Office Services.

Notes (1) (2) (3) and (4): As of the effective date of this Agreement, the rates specified above reflect Washington's estimate of its actual costs to be submitted in order to establish U.S. Government provisional rates and are to be applied until the U.S. Government provisional rates are approved. Upon the approval of provisional rates by the U.S. Government, the rates specified above will be adjusted to reflect the

Government approved provisional rate and the adjusted approved provisional rates will be applied prospectively.

      Rates and Charges for Calculating Labor Costs and Out-of-Pocket Costs
                 For Offshore - Non-U.S. Domestic Project Costs:

FIELD CONSTRUCTION OFFICE SERVICES

..       Field Office Overhead Multiplier at 1.49 applied against W-2 wages including uplifts and service bonus for employees, local hires, and Third Country Nationals (TCNs) including all overtime and overtime premiums. Overtime shall be applied in accordance with corporate procedures and U.S. labor law for U.S. expatriates and TCNs. Overtime shall be applied in accordance with local labor law for local hires.(1)

..       Foreign income and any excess US income taxes for expatriates as a result of tax equalization shall be reimbursed at cost.

..       Travel, per diem, relocation, home and emergency leave, and repatriation costs shall be per current project policy and reimbursed at cost.

..       Local housing costs and assignment benefits will be applied in accordance with site policy. These costs shall be reimbursed at cost.

..       Invoices from subcontracts, consultants, and purchased or rented equipment/materials/supplies/services shall be reimbursed at cost.

..       Contractor company owned equipment/supplies/tools shall be reimbursed at agreed to or established rates.

..       Bank charges and currency exchange variance expenses shall be reimbursed at cost.

..       Costs to receive, unload, and transship imported equipment including customs fees, duties, taxes, penalties, storage and handling costs and freight forwarding costs shall be reimbursed at cost.

..       Costs associated with obtaining permits, licenses, and building permits including legal fees shall be reimbursed at cost.

..       Costs associated with community relations, security, client-approved ceremonies, waste disposal, facilities, utilities and furniture (including those furnished to other organizations by Contractor) shall be reimbursed at cost.

..       VAT will be applied to the total invoiced value for equipment and material invoices and corporate withholding will also be applied to these invoices if applicable. Corporate withholding will also be applied to services invoices. VAT and corporate withholding will be reimbursed at actual cost.

..       All permanent plant equipment and material purchased under this contract shall remain the property of the Project owner. Any Project owner purchased permanent plant equipment that is not installed (i.e. spares or overages) will be returned to the Project owner for storage or salvage at the end of its use in completing the project.

..       Any and all other expenses and costs (e.g. mail, courier, telephone, vehicle maintenance, fuel, etc.) shall be reimbursed at cost.

..       Insurance charge at current rate times total invoice value including G&A and Fee (current rate is $1.214/100 valid through 10/01/02).

..       G&A at 5.5% applied against total invoice value of costs less G&A and
        Fee.(2)

..       Fee at 7.50% total invoice value of costs including G&A.

Note: Short term international field assignments less than 30 days by Engineering and Home Office personnel are considered domestic services and will be invoiced per the Engineering and Home Office Service rates for domestic projects.

Notes (1) (2): As of the effective date of this Agreement, the rates specified above reflect Washington's estimate of its actual costs to be submitted in order to establish U.S. Government provisional rates and are to be applied until the U.S. Government provisional rates are approved. Upon the approval of provisional rates by the U.S. Government, the rates specified above will be adjusted to reflect the Government approved provisional rate and the adjusted approved provisional rates will be applied prospectively.

Raytheon Services Agreement
Outstanding Costs

Ratchaburi
Invoice                 Invoice                    Amount
Number                  Date                       Invoiced
01-800-01               01/09/02                    82,249.36
01-900-01               01/09/02                    44,291.22
01-800-02               01/16/02                    88,347.57
01-900-03               01/16/02                   158,301.28
Subtotal                                           373,189.43

Jindal

Invoice                 Invoice                    Amount
Number                  Date                       Invoiced
11-100-01               11/21/01                   134,042.05
12-300-02               12/12/01                    13,058.41
01-300-01               1/9/02                       9,249.98
01-200-01               1/9/02                       4,096.24
01-100-01               1/9/02                      14,520.76
01-100-02               1/16/02                     10,201.15
Subtotal                                           185,168.59

Posven

Note: The following invoices have been presented to Raytheon for payment. Raytheon has not yet agreed to pay such amounts. WGI and Raytheon will meet (in person or by phone) to review these invoices and mutually agree within 45 days which invoices should be paid by Raytheon.

Invoice                 Invoice                    Amount
Number                  Date                       Invoiced
10-700-04               10/17/01                   233,045.26
10-500-03               10/17/01                    13,235.68
10-400-03               10/17/01                    76,758.22
10-700-05               10/24/01                    74,702.42
10-500-04               10/24/01                    16,704.10
10-400-04               10/24/01                       786.79
10-700-06               10/31/01                   (23,979.68)
10-600-01               10/31/01                    43,284.10
10-500-05               10/31/01                    12,629.23
11-700-01               11/7/01                      4,630.17
11-400-01               11/7/01                     18,620.93
11-700-02               11/14/01                     8,751.89
11-700-03               11/21/01                    13,434.70
11-700-04               11/28/01                     5,749.95
11-500-05               11/28/01                    40,650.08

12-700-02               12/12/01                     224,655.84
12-500-01               12/12/01                      25,171.72
12-700-02               12/26/01                       3,979.42
12-500-02               12/26/01                      18,317.41
01-700-02               1/7/02                         5,804.06
01-600-02               1/7/02                       165,246.13
01-500-01               1/3/02                         6,480.69
01-500-02               1/16/02                       19,516.03
01-700-03               1/16/02                       53,862.63
Subtotal                                           1,062,037.77

SALTEND US$

Invoice                 Invoice                          Amount
Number                  Date                           Invoiced
01-110-01               1/9/02                        95,893.21
01-110-02               1/9/02                         9,176.90
01-110-03               1/17/02                        4,978.92
01-110-04               1/21/02                       30,491.40
Subtotal                                             140,540.43

Puerto Plata

1046333                                               30,241.25

Damhead                                               67,339.00
For continuing warranty work
Invoice to be prepared and parties will then review and mutually agree

Total US$                                          1,858,516.47

Saltend Pound Sterling

Invoice                 Invoice                          Amount
Number                  Date                           Invoiced
22819-0039              1/8/02                        96,657.66
22819-0040              1/8/02                        61,910.12
22819-0041              1/8/02                        24,528.70
22819-0042              1/8/02                        16,542.30
22819-0043              1/8/02                        61,597.96

Total Pound Sterling                                 261,236.74

Daniel Liberman - Kmart Info                                             Page 1

From:             Daniel Liberman
To:               Chow, Pauline; Durrer, Van; Fenwick, R. Scott; Jones, Michael;
McDermott, Mark; Negron, Angeline; Pieper, Laura; Rooney, Kristin E.;
Thompson, Brian; Welch, Shea; Wharton, Joseph
Subject:          Kmart Info

The attachments contain pdf versions of all of the first day motions and orders filed with the court. Tab 1 is the agenda. If it is necessary to forward a filing to someone, please use these pdfs and not the WordPerfect files on the system as they may differ. These pdfs will be loaded onto DocsOpen in the near future.

If someone contacts you asking simply for a copy of the filings, direct them to Landmark Document Services at 312-845-1000.

If someone contacts you regarding a general Kmart inquiry, the company has set up the following 800 number: ccccccccccccccc

Finally, for your reference, the general number for legal inquiries that has been set up at Skadden is 312-407-0501.

Daniel

                                   SCHEDULE 17
                           CLIENT PARTIES WITH ACCESS

R. Marshall
T. Montgomery
D. Dickman
K. Hughes
M. Welch
D. Burke
P. Pezza
L. Siedler
R. Kinsella
R. Smith
C. Vilandre

Ernst & Young and S&W Representative(s) to be named

                                   SCHEDULE 19
                         FORM OF WGI (DELAWARE) GUARANTY

                            AGREEMENT FOR CONSULTING
                           AND PROFESSIONAL SERVICES

                                  WGI GUARANTY

        This GUARANTY (this "Guaranty") is made as of January___________, 2002, by Washington Group International, Inc, a corporation organized and existing under the laws of Delaware, U.S.A. (the "Guarantor"), in favor of Raytheon Engineers & Constructors International, Inc., a corporation organized and existing under the laws of Delaware, U.S.A. ("RECI"), and Raytheon Company, a corporation organized and existing under the laws of Delaware, U.S.A. ("Parent", and together with RECI, "Raytheon").

                                   WITNESSETH:

        WHEREAS, Washington Group International, Inc., a corporation organized and existing under the laws of Ohio, U.S.A. ("Consultant") and Raytheon entered into that certain Agreement for Consulting and Professional Services dated as of January_______, 2002 (the "Services Agreement") whereby Consultant agreed to provide certain services and personnel to assist Raytheon in performing its obligations under the Support Agreements (as that term is defined in the Services Agreement);

        WHEREAS, on May 14, 2001, Consultant and Guarantor each filed voluntary bankruptcy petitions (the "Original Bankruptcy Filing") in the United States Bankruptcy Court (the "Bankruptcy Court") for the District of Nevada;

        WHEREAS, Consultant is a wholly-owned subsidiary of the Guarantor; and

        WHEREAS, pursuant to Section 19(a) of the Services Agreement, Guarantor is required to unconditionally and irrevocably guaranty to Raytheon and its designees, the due and prompt performance and payment when due of each and every obligation, responsibility, undertaking, representation, warranty, covenant and agreement of Consultant under the Services Agreement;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

        All capitalized terms not defined herein shall have the meanings ascribed to them in the Services Agreement.

                                   ARTICLE II

                                    GUARANTY

        Section 2.1     Guaranty

        (a) The Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor, to Raytheon, the due and punctual payment and performance as and when due of the obligations, responsibilities, undertakings, representations, warranties, payment covenants, obligations and agreements of Consultant under the Services Agreement, including, without limitation, all damages provided for in the Services Agreement (other than damages expressly excluded therein) payable as a result of a default thereunder by Consultant. The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay Raytheon, on demand, all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Raytheon in the enforcement of any of its rights under this Guaranty, without setoff, counterclaim, recoupment or any other item of reduction.

        (b) If, for any reason, Consultant shall fail duly and punctually to pay any such sum, or perform any such obligation, as provided in the Services Agreement, the Guarantor, subject to the terms of this Guaranty, shall (i) pay any such sum together with interest thereon, if any, as provided in the Services Agreement, and (ii) commence performance of such obligations as provided therein, in each case not later than five (5) days after the date of written notice from Raytheon, and thereafter diligently pursue completion of the same. In the event that the Consultant rejects or otherwise abandons its obligations under the Services Agreement, at the election of Raytheon, in its sole and absolute discretion, Guarantor shall, in performance of its obligations under this Guaranty, assume, and become primarily liable for all of Consultant's obligations under, the Services Agreement.

        (c) This Guaranty shall be binding upon and enforceable against the Guarantor without regard to the genuineness, validity or enforceability of the Services Agreement or any term thereof or lack of power or authority of any party to enter into the Services Agreement or any amendments thereto, including any assignment or termination. This Guaranty is not, and shall not in any way be, conditioned or contingent upon any attempt to collect payment from or proceed against Consultant, any security held by or for the benefit of Raytheon in respect of Consultant or any other event or contingency.

        Section 2.2     Court Approval.

        Guarantor hereby represents and warrants, that it has obtained an order of the Bankruptcy Court authorizing Guarantor to enter into, deliver and perform this Guaranty and each and every obligation hereunder, including without limitation, each and every obligation of Consultant under the Services Agreement.

        Section 2.3     Bankruptcy or Insolvency.

        In the event that the Services Agreement shall be terminated as a result of the rejection or disaffirmance thereof by any trustee, receiver or liquidating agency of Consultant, or in the event of any rejection of any properties of Consultant in any assignment for the benefit of creditors or any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding (each, an "Insolvency Event"), the Guarantor's obligations hereunder shall continue to the same extent as if the Services Agreement had not been so rejected or disaffirmed. The Guarantor shall, and does hereby, waive all rights and benefits which might relieve, in whole or in part, the Guarantor from the performance of its duties and obligations hereunder by reason of any such proceeding, and the Guarantor agrees that it shall be liable for all sums, including all damages owed by Consultant under the Services Agreement, and all obligations guaranteed by this Guaranty irrespective of, and without regard to, any modification, limitation or discharge of the liability of Consultant that may result from any such proceeding.

                                   ARTICLE III

                         ACKNOWLEDGMENT AND AGREEMENTS

        Section 3.1     Obligations of Guarantor Absolute, etc.

        (a) The obligations of the Guarantor hereunder shall be primary, original, absolute, unconditional, continuing and irrevocable, and shall not be subject to any counterclaim, setoff, deduction, abatement or defense based upon any claim the Guarantor may have against Consultant.

        (b) The obligations of the Guarantor hereunder shall not be waived, modified or deemed to be excused or satisfied as the result of Guarantor's inability to perform its obligations hereunder due to any physical or legal impediments whatsoever. Without limiting the generality of the foregoing, Guarantor's obligations hereunder shall not be waived, modified, or deemed excused or satisfied, other than to the extent that Consultant's corresponding obligations are waived, modified, or deemed excused or satisfied, as the result of (i) force majeures, acts of god, or claims of impossibility or impracticality, (ii) the inability of Guarantor to obtain or maintain any necessary permits, licenses or qualifications, or (iii) the existence of any applicable law, ruling, judgment, decree or order which would otherwise prohibit or prevent Guarantor from performing its obligations hereunder. In the event that Guarantor does not perform any or all of its obligations under this Guaranty (and the Services Agreement), the Guarantor shall indemnify Raytheon for all costs and expenses (including reasonable attorneys' fees) arising from or in connection with such non-performance.

        (c) The obligations of the Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired or affected by, any circumstance or condition (whether or not the Guarantor shall have any knowledge or notice thereof), including but not limited to:

                (i) any amendment or modification of or supplement to the Services Agreement or any part thereof, or any assignment of transfer of any part thereof, or any furnishing or acceptance of additional security, or any release of any security or any failure or inability to perfect any security;

                (ii) any failure on the part of Consultant to perform or comply with any term of the Services Agreement;

                (iii) the occurrence or continuance of any default by Consultant under the Services Agreement;

                (iv) any waiver, consent, change, extension, indulgence, release or other action or inaction under or in respect of the Services Agreement or any exercise or nonexercise of any right, remedy, power or privilege under or in respect thereof;

                (v) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Consultant, any affiliate thereof, or any of its respective properties or creditors, or any action taken by any court, trustee, receiver or liquidating agent in any such proceeding, including, without limitation, any termination or rejection of the Services Agreement, or any assignment thereof by any court, trustee, receiver or liquidating agent of Consultant or the Guarantor or of any of their respective properties in any such proceeding or any other Insolvency Event;

                (vi) any act, omission, misrepresentation or breach on the part of Consultant under the Services Agreement; or

                (vii) any change in the direct or indirect ownership of Consultant or any other party to the Services Agreement or any change, whether direct or indirect, in the Guarantor's relationship to Consultant, including, without limitation, any change by reason of any merger or any sale, transfer, issuance, or other disposition of any stock of Consultant, the Guarantor or any other entity;

provided that the Guarantor shall be entitled to assert as a defense to performance under this Guaranty, to the extent Consultant would have the right to assert such defense under the Services Agreement, any defense which is available to Consultant under the Services Agreement, other than any defenses arising out of the matters described in clause (v) above, and it being understood, however, that the Guarantor shall be entitled to the benefits of any waiver by Raytheon with respect to, or any consent by Raytheon to departure from, the Services Agreement by Consultant.

        Section 3.2     Waiver

        With respect to the obligations of the Guarantor under this Guaranty, the Guarantor irrevocably and unconditionally waives:

        (a) Other than the notice required under Section 2.l(b) hereof, all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Guarantor hereunder, including, without limitation, any demand, protest, presentment, proof of notice of non-payment of all sums, including damages, payable under the Services Agreement or any notice to the Guarantor of any failure on the part of Consultant to perform or comply with any covenant, term or obligation of the Services Agreement;

        (b) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of the Services Agreement;

        (c) any requirement that Consultant be joined as a party to any proceedings for the enforcement of any provision of this Guaranty;

        (d) any other common law or statutory defense of a secondary obligor, guarantor or surety, including, without limitation, any defense based upon the impairment of any collateral securing any of Consultant's obligations under the Services Agreement; and

        (e) any and all rights of subrogation to any of the rights of Raytheon or any other party, of any kind or nature whatsoever, arising from or in connection with the Services Agreement or this Guaranty.

        Section 3.3     Currency and Manner of Payment

        All payments of collection and enforcement expenses owed under Section
2.1 above by the Guarantor under this Guaranty shall be made in U.S. dollars by wire transfer in immediately available funds to such accounts as Raytheon shall designate in writing.

        Section 3.4     Obligations Not Expanded

        Except as specifically set forth in this Guaranty, the Guarantor shall under no circumstances whatsoever have any greater liability, obligation or duty under this Guaranty than if the Guarantor had been originally named as the Consultant under the Services Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        The Guarantor hereby represents and warrants as follows:

        Section 4.1     Authority

        The Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware, U.S.A., and has all requisite power and authority to execute, deliver and perform this Guaranty in accordance with the terms hereof, to own and operate its properties and to carry on its business. All necessary actions to authorize the Guarantor's execution, delivery, and performance of this Guaranty have been taken. This Guaranty has been duly executed and delivered by the Guarantor and constitutes its legal, valid, and binding obligation enforceable against it in accordance with the terms hereof, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally or general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        Section 4.2     No Consent

        All authorizations, licenses, permits and other governmental approvals that are necessary for the execution and delivery by the Guarantor of this Guaranty and the performance of its obligations hereunder have been duly obtained and are in full force and effect.

        Section 4.3     No Violation or Conflict

        The execution, delivery, and performance by the Guarantor of this Guaranty do not require the consent or approval of any of its creditors and will not conflict with or constitute a breach or default under or violate any provision of the charter documents of the Guarantor or constitute a material breach or default under any agreement to which the Guarantor is a party.

                                    ARTICLE V

                                  MISCELLANEOUS

        Section 5.1     Benefit of Guaranty

        Nothing in this Guaranty, or implied herein, shall give or be construed to give to any person other than Raytheon, and its successors and permitted assigns hereunder, any legal or equitable right, remedy or claim under this Guaranty, or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of Raytheon.

        Section 5.2     Successors or Assigns

        (a) This Guaranty shall bind the successors and assigns of the Guarantor and shall inure to the benefit of Raytheon and its successors and assigns.

        (b) The Guarantor hereby consents to any assignment of this Guaranty in whole or in part by Raytheon, after Guarantor receives reasonable written notice thereof. No assignment of this Guaranty, nor any delegation of Guarantor's duties hereunder, may be made by the Guarantor without the prior written consent of Raytheon.

        Section 5.3     Notices

        Each notice, demand, report, or communication relating to this Guaranty shall be in writing, shall be hand-delivered or sent by registered mail (postage prepaid, return receipt requested) or by facsimile transmission (with a copy sent by registered mail, postage prepaid, return receipt requested, which copy shall not be required to effect notice), and shall be deemed duly given when sent to the following addresses, or to such other address or number as each party shall have last specified by notice to the other parties.

        If to Raytheon, to:

                Raytheon Engineers & Constructors International, Inc. 141 Spring Street
                Lexington, MA 02173
                Attention: General Counsel
                Telephone:       (781) 860-2681
                Facsimile:       (781) 860-2924

        with a copy sent contemporaneously to Raytheon's counsel at:

                Bingham Dana LLP
                150 Federal Street
                Boston, MA 02110

                Attention: John R. Utzschneider, Esq.
                Telephone:       (617) 951-8852
                Facsimile:       (617) 951-8736

        If to Guarantor, to:

                Washington Group International
                Attn: Louis E. Pardi
                Executive Vice President
                510 Carnegie Center Blvd
                Post Office Box 5287
                Princeton, NJ 08543-5287
                Telephone:       (609) 720-3337
                Facsimile:       (609) 720-3101

        Section 5.4     Counterparts

        This Guaranty may be executed in separate counterparts, each of which when so executed and delivered, shall be deemed an original and shall together constitute but one and the same instrument.

        Section 5.5     Governing Law

        This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to the conflict of law rules thereof other than Section 5-1401 of the General Obligations Law of the State of New York. Any action or other proceeding brought under or in connection with this Guaranty and the transactions contemplated hereby shall be brought and heard only in an appropriate state or federal court located in the State of New York, U.S.A. Each of Guarantor and Raytheon acknowledges and agrees that such courts shall have exclusive jurisdiction to interpret and enforce the provisions of this Guaranty, and each of them hereby waives any and all objections that they might have as to personal jurisdiction or venue in any of the above courts.

        Section 5.6     Termination

        The obligations of the Guarantor hereunder shall terminate upon the date on which all of the obligations of Consultant under the Services Agreement have been discharged; provided that this Guaranty shall be reinstated if at any time any payment made prior to termination of this Guaranty in accordance with its terms is rescinded or must otherwise be returned upon the bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Consultant or its properties, all as though such payment had not been made.

        Section 5.7     Entire Agreement

        This Guaranty constitutes the entire agreement between the Guarantor and Raytheon with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral, with respect to the subject matter contained in this Guaranty.

        Section 5.8     Amendments

        No amendment or modification of all or any part of this Guaranty shall be effective unless in writing and signed by the Guarantor and Raytheon.

        Section 5.9     Severability

        If any provision of this Guaranty is prohibited or held to be invalid, illegal or unenforceable in any jurisdiction, the parties hereto agree to the fullest extent permitted by law that the validity, legality and enforceability of the other provisions in such jurisdiction shall not be affected or impaired thereby.

                           [Signature Page to Follow]

        IN WITNESS WHEREOF, the Guarantor has executed this WGI Dealware Guaranty (Services Agreement) and each of RECI and Parent acknowledged and accepted the same as of the day and year first set forth above.

                                        GUARANTOR

                                        Washington Group International, Inc.,
                                        a Delaware Corporation

                                        By: /s/ Richard D. Parry
                                            ----------------------------------
                                           Name:  Richard D. Parry
                                           Title: Sr. Vice President & General
                                                  Counsel

Acknowledged and Accepted:

Raytheon Company,
a Delaware Corporation

By: /s/ Neal E. Minahan
    -----------------------------
    Name : Neal E. Minahan
    Title: Sr. Vice President and General Counsel

Raytheon Engineers & Constructions
International, Inc.,
a Delaware corporation

By: /s/ William J. Ferguson, Jr.
    ------------------------------
    Name : William J. Ferguson, Jr.
    Title: Sr. Vice President, Secretary and General Counsel

                                                                      SCHEDULE 1

                           CLIENT PARTIES WITH ACCESS

B.Marshall
T.Montogomery
D.Dickman
K.Hughes
M.Welch
D.Burke
P.Pezza
L.Sielder
R.Kinsella
R.Smith
C.Vilandre

E&Y and S&W Representative(s) to be named

                                                                      Schedule 2

                                 Assigned Claims

CLAIMS FILED BY RAYTHEON COMPANY AS ASSIGNEEE OF CLAIMS
-----------------------------------------------------------------------------------------------
NO.   CREDITOR          ASSIGNOR          DEBTOR NAME       CASE NO.               AMOUNT
      (ASSIGNEE)
-----------------------------------------------------------------------------------------------
1.    Raytheon Company  R. Subramanian    Badger Energy,    BK-N-01-31639      $        3,726.00
                        & Co.             Inc.
-----------------------------------------------------------------------------------------------
2.    Raytheon Company  Thelen Reid &     Badger Energy,    BK-N-01-31639      $      151,116.14
                        Priest LLP        Inc.
-----------------------------------------------------------------------------------------------
3.    Raytheon Company  Titus & Co.       Badger Energy,    BK-N-01-31639      $       83,813.75
                                          Inc.
-----------------------------------------------------------------------------------------------
4.    Raytheon Company  Baker & McKenzie  Energy Overseas   BK-N-01-31645     $      151,840.48
                                          International,
                                          Inc.
-----------------------------------------------------------------------------------------------
5.    Raytheon Company  Thelen Reid &     Energy Overseas   BK-N-01-31645     See #s 2,9 and 14
                        Priest LLP        International,
                                          Inc.
-----------------------------------------------------------------------------------------------
6.    Raytheon Company  Bendinger,        Harbert-Yeargin,  BK-N-01-31663     $        8,337.27
                        Crockett,         Inc.
                        Petterson &
                        Casey, A
                        Professional
                        Corporation
-----------------------------------------------------------------------------------------------
7.    Raytheon Company  Stumpf Craddock   McBride-Ratcliff  BK-N-01-31649     $        2,404.60
                        Massey &          & Associates,
                        Pulman, A         Inc.
                        Professional
                        Corporation
-----------------------------------------------------------------------------------------------
8.    Raytheon Company  Boies Schiller    Raytheon-Ebasco   BK-N-01-31665     $       74,603.00
                        & Flexner LLP     Overseas, Ltd.
-----------------------------------------------------------------------------------------------
9.    Raytheon Company  Thelen Reid &     Raytheon-Ebasco   BK-N-01-31665                 See#2
                        Priest LLP        Overseas, Ltd.
-----------------------------------------------------------------------------------------------
10.   Raytheon Company  Titus & Co.       Raytheon-Ebasco   BK-N-01-31665                 See#3
                                          Overseas, Ltd.
-----------------------------------------------------------------------------------------------
11.   Raytheon Company  R. Subramanian    Raytheon-Ebasco   BK-N-01-31665                 See#1
                                          Overseas, Ltd.
-----------------------------------------------------------------------------------------------
12.   Raytheon Company  Baker & McKenzie  United            BK-N-01-31681                 See#4
                                          Engineers
                                          International,
                                          Inc.
-----------------------------------------------------------------------------------------------
13.   Raytheon Company  Gadsby Hannah     United            BK-N-01-31681     $       25,422.00
                        LLP               Engineers
                                          International,
                                          Inc.
-----------------------------------------------------------------------------------------------
14.   Raytheon Company  Thelen Reid &     United            BK-N-01-31681     $      202,874.44
                        Priest LLP        Engineers
                                          International,
                                          Inc.
-----------------------------------------------------------------------------------------------
15.   Raytheon Company  Law Firm of       United            BK-N-01-31682     $        5,398.00
                        Salah Al          Mid-East, Inc.
                        Hejailan
-----------------------------------------------------------------------------------------------

16.   Raytheon Company  Thelen Reid &     United            BK-N-01-31682     $          172.00
                        Priest LLP        Mid-East, Inc.
-----------------------------------------------------------------------------------------------
17.   Raytheon Company  Bingham Dana      Washington        BK-N-01-31660     $      262,810.69
                        LLP               Catalytic Inc.
-----------------------------------------------------------------------------------------------
18.   Raytheon Company  O'Neill           Washington        BK-N-01-31660     $       23,685.69
                        Fernandez         Catalytic Inc.
                        Gilmore &
                        Perez-Ochao,
                        P.S.C.
-----------------------------------------------------------------------------------------------
19.   Raytheon Company  Beckman Kelly &   Washington        BK-N-01-31628     $          196.60
                        Smith             Group
                                          International,
                                          Inc. (Ohio)
-----------------------------------------------------------------------------------------------
20.   Raytheon Company  Conway &          Washington        BK-N-01-31628     $       60,922.89
                        Mrowriec          Group
                                          International,
                                          Inc. (Ohio)
-----------------------------------------------------------------------------------------------
21.   Raytheon Company  Eichleay          Washington        BK-N-01-31628     $        4,081.07
                        Engineers Inc.    Group
                                          International,
                                          Inc. (Ohio)
-----------------------------------------------------------------------------------------------
22.   Raytheon Company  Gadsby Hannah     Washington        BK-N-01-31628                See#13
                        LLP               Group
                                          International,
                                          Inc. (Ohio)
-----------------------------------------------------------------------------------------------
23.   Raytheon Company  Smith Pachter     Washington        BK-N-01-31628     $      160,947.11
                        McWhorter &       Group
                        Allen, P.L.C.     International,
                                          Inc. (Ohio)
-----------------------------------------------------------------------------------------------
24.   Raytheon Company  Thelen Reid &     Washington        BK-N-01-31628     $       46,516.05
                        Priest LLP        Group
                                          International,
                                          Inc. (Ohio)
-----------------------------------------------------------------------------------------------
25.   Raytheon Company  Tucker Alan       Washington        BK-N-01-31628     $        4,158.00
                                          Group
                                          International,
                                          Inc. (Ohio)
-----------------------------------------------------------------------------------------------
26.   Raytheon Company  Venable,          Washington        BK-N-01-31628     $        1,860.00
                        Baetjer and       Group
                        Howard, LLP       International,
                                          Inc. (Ohio)
-----------------------------------------------------------------------------------------------
27.   Raytheon Company  Voller &          Washington        BK-N-01-31628     $        1,260.00
                        Associates        Group
                                          International,
                                          Inc. (Ohio)
-----------------------------------------------------------------------------------------------
28.   Raytheon Company  HDH Construction  Washington        BK-N-01-31690     $      138,923.22
                        Consultants,      International
                        Inc.              Inc.
-----------------------------------------------------------------------------------------------
29.   Raytheon Company  Arent Fox         Washing Group     BK-N-01-31628     $       96,458.99
                        Kintner Plotkin   International,
                        & Kahn PLLC       Inc. (Ohio)
-----------------------------------------------------------------------------------------------
30.   Raytheon Company  Arent Fox         United            BK-N-01-31681               See 329
                        Kintner Plotkin   Engineers
                        & Kahn PLLC       International,
                                          Inc.
-----------------------------------------------------------------------------------------------
                                                            Subtotal:         $    1,511,528.22
-----------------------------------------------------------------------------------------------

    CLAIMS FILED BY FIRMS; THEN ASSIGNED; RAYTHEON TO FILE TRANSFER NOTICES
--------------------------------------------------------------------------------
NO.   FIRM              DEBTOR            CASE NO.              AMOUNT
--------------------------------------------------------------------------------
31.   Hicks Boyd        Washington Group  BK-N-01-31627         $       7,460.53
      Chandler and      International,
      Falcone LLP       Inc. (Del)
--------------------------------------------------------------------------------
32.   Ashby & Geddes,   Washington Group  BK-N-01-31627         $       8,588.59
      P.A.              International
                        Inc. (Del)
--------------------------------------------------------------------------------
33.   Watt, Tieder,     Washington Group  BK-N-01-31627         $       4,971.54
      Hoffar &          International
      Fitzgerald,       Inc. (Del)
      L.L.P.
--------------------------------------------------------------------------------
34.   Watt, Tieder,     Washington Group  BK-N-01-31627         $     642,879.37
      Hoffar &          International
      Fitzgerald,       Inc. (Del)
      L.L.P.
--------------------------------------------------------------------------------
35.   Seyfarth Shaw     Washington Group  BK-N-01-31627         $     105,709.46
                        International
                        Inc. (Del)
--------------------------------------------------------------------------------
36.   Seyfarth Shaw     Washington Group  BK-N-01-31627         $      14,471.46
                        International
                        Inc. (Del)
--------------------------------------------------------------------------------
                                          Subtotal:             $     784,080.95
--------------------------------------------------------------------------------
                                          Total:                $   2,295,609.17
--------------------------------------------------------------------------------

        CLAIMS ASSERTED IN PROCEEDINGS IN THE HAGUE (WBV)
----------------------------------------------------------------
NO.   FIRM                                        AMOUNT
----------------------------------------------------------------
37.   Venable, Baetjer and Howard LLP      $          17,422.32
----------------------------------------------------------------
38.   Kennedy Van der Laan                 $      36,299.75 EURO
----------------------------------------------------------------
39.   Bieten                                       -no response-
----------------------------------------------------------------
40.   Trett Consulting                             -no response-
----------------------------------------------------------------

                                                                      SCHEDULE 3

                             NON-DEBTOR SUBSIDIARIES

..         Albany Cogeneration Associates, L.P.
..         Badger-SMAS Ltd.
..         Broadway Insurance Company, Ltd.
..         Canadian Badger Company, Ltd.
..         Catalytic Servicios, C.A.
..         Constructora MK de Mexico, S.A. de C.V.
..         Cosa-United, C.A.
..         data-Cache Corporation
..         Denver West Remediation & Construction, LLC
..         DISA-Raytheon Ingeniera y Construction, S. de R.L. de V.V.
..  Dulles Transit Partners, LLC
..  Emkay Canada Natural Resources, Ltd.
..  FD/MK Limited Liability Company
..  Gibsin Engineers, Ltd.
..  Gramatages & Associates
..  Grupo Internacional Coahuila, S.A. de C.V.
..  Hampton Roads Public/Private Development, LLC
..  Honeychild Direct Limited
..  International Refinery Contractors (IRC) B.V.
..  International Refinery Contractors C.V.
..  International Refinery Contractors C.V.
..  Johnson Controls Northern New Mexico, LLC
..  Jordan Rail W.L.L.
..  Meralco Industrial Engineering Services Corporation
..  Mibrag B.V.
..         Minerva Maraycasa, S.A.
..         Mitteldeutsche Braunkohlengesellschaft GmbH
..         MK Engineers and Contractors, S.A. de C.V.
..         MK/BNFL Commercial Nuclear Services LLC
..         MKF Facilities Managements, Ltd.
..         MKF Leasing L.P.
..         Morrison Knudsen B.V.
..         Morrison Knudsen Deutschland GmbH
..         Morrison Knudsen do Brasil Ltda.
..         Morrison Knudsen Engenharia, S.A.
..         Morrison-Knudsen Engineering Consulting (Shanghai) Company, Ltd.
..         Morrison Knudsen Fort Knox Project Ltd., L.L.C.
..         Morrison Knudsen Industrial GmbH
..         Morrison Knudsen International Trading (Shanghai) Company, Ltd.
..         Morrison Knudsen Leasing Corporation
..         Morrison Knudsen MISR LLC
..         Morrison Knudsen Overseas PTE Ltd.
..         Morrison Knudsen Peru Services, S.A.
..         Morrison Knudsen Peru Sociedad de Responsabilidad Limitada
..         Morrison Knudsen Polska Sp.zo.o
..         Morrison Knudsen Thailand Limited
..         Morrison Knudsen Umvelt GmbH
..         Morrison Knudsen Venezuela S.A.
..         MYA Badger SNC
..         Northern Construction Company, Ltd.
..         Oak Ridge Site Maintenance Services, LLC
..         Platte River Constructors, Ltd. LLC
..         Posven C.A.
..         PT Morrison Knudsen Indonesia
..         PT Power Jawa Barat
..         Raytheon Constructors do Brasil, Ltd.
..         Raytheon Engineers & Constructors (Bermuda) Ltd.
..         Raytheon Engineers & Constructors (Canada) Ltd.
..         Raytheon Engineers & Constructors France S.a.r.l.
..         Raytheon Engineers & Constructors Germany GmbhH
..         Raytheon Engineers & Constructors Italy S.r.l.
..         Raytheon Engineers & Constructors Mauritius, Ltd.
..         Raytheon Engineers & Constructors Pty, Ltd.
..         Raytheon Infrastructure Inc.
..         Raytheon UAE Enterprises, LLC
..         Rocky Mountain Remediation Services, LLC
..         Safe Sites of Colorado, LLC(Rocky Flats)
..         Secore, LLC
..         SGT Ltd.
..         Shanghai Ebasco-ECEPDI Engineering Corporation
..         Stearns Catalytic Ingenieria y Construccion Chile Limitada
..         Thai Refinery Constructors
..         Triptych International, LLC
..         Twenty-First Century Rail Corporation
..         UME/SMAS, Ltd.
..         Washington Engineers PSC
..         Washington Group (Malaysia) Sdn. Bhd.
..         Washington Group International Hungary Kft
..         Washington Group Romania S.R.L.
..         Washington International B.V.
..         Washington International Holding Limited
..         Washington Senggara Sdn. Bhd.
..         Washington Transportation Partners, LLC
..         West Valley Nuclear Services Company, LLC
..         Westinghouse Government Environmental Services Company LLC
..         Westinghouse Government Services Company, LLC
..         Westinghouse KAPL, LLC
..         Westinghouse Safety Management Solutions, LLC
..         Westinghouse Savannah River Company, LLC
..         Westinghouse TRU Solutions, LLC (WID GOCO)
..         Westinghouse Y-12 Company, LLC
..         Westmoreland Resources, Inc.
..         WGNH Acquisition, LLC
..         WSMS Mid-America, LLC
..         WSMS-MK, LLC

JOINT VENTURES

..         Alberici/MK New Venture Gear JV
..         Atkinson - Washington - Zachry, A Joint Venture (West Dam)
..         Brown & Root Raytheon Joint Venture
..         Consortium Agreement (Washington Infrastructure Services, Inc.)
..         Consortium Agreement (Siemens/Westinghouse Power Corp.)
          (Harqughalaa)
..         Consortium Agreement (Washington Group International, Inc. (OH) &
          BNFL USA Group Inc.)
..         Consortium Agreement (Washington Group International, Inc. (OH) & ABB)
..         Consortium Agreement (Washington Group International, Inc. (OH) &
          Mitsubishi)
..         Consortium Agreement (Washington Group International, Inc. (OH) &
          Mitsubishi)
..         Consortium Agreement (Washington Group International, Inc. (OH) &
          Foster Wheeler Ingr.)
..         Consortium Agreement (Washington Group International, Inc. (OH) &
          Bharat Heavy Electricals Limited (BHEL))
..         Consortium Agreement (Washington Group International, Inc. (OH) &
          General Electric)
..         Consortium Agreement (Washington Group International, Inc. (OH) &
          General Electric)
..         Consortim Agreement (United Engineers International, Inc. & Mitsubishi
          Heavy Industries)
..         Consortim Agreement (United Engineers International, Inc. & Mitsubishi
          Corporation)
..         Eight Mile Construction Managers
..         Florida Toll Services
..         G/UB/MK Constructors
..         Hill/MK Joint Venture
..         HNTB/UE&C Joint Venture
..         Holmes & Narver Raytheon
..         ICC (International Consortium Chernobyl) Joint Venture
..         ICC (MK) Joint Venture
..         International Technical Team, Kosovo Consortium, Ltd.
..         kali Gandaki "A" Associates
..         Kiewit/Washington, a Joint Venture
..         Kiewit/Kasler, a Joint Venture
..         LMK Joint Venture (British Airways)
..         LMK Joint Venture (Knowledge Center)
..         MK/Contrack Pager Forge JV
..         MK/IDC
..         MK/Lane
..         MK/MC Joint Venture
..         MK/MW
..         MK-Alberici Brazil Joint Venture
..         MKC/PB
..         MKC/PTG
..         MK-HAS
..         MKK Constructors
..         MKK Leasing
..         Morrison Knudsen/Traylor Brothers/Weeks Marine dba MKTW-JV
..         National Missile Defense Constructors
..         NYC DOT
..         PB/MK Tasman Team
..         Raytheon Engineers & constructors
..         Tang/Eng/MK
..         TMI
..         Tri-County Rail Constructors, A Joint Venture
..         Sunland Remediatiors
..         Unnamed (Client is Almabani General Contractor)
..         Unnamed (Client USAID)
..         Unnamed (Client USAID)
..         Unnamed (Client USAID)
..         unnamed (Client is U.S. Army) (Pueblo Chemical Agent Disposal)
..         Upper Egypt Constructors
..         Utah Transit Constructors
..         Wasatch Constructors
..         Washington - Odebrecht Joint Venture
..         Washington Staubach Addison Airport Venture
..         Washington/Granite Joint Venture
..         UE & C Urban Services, Joint Venture

                                                                      SCHEDULE 4

                               SUBSIDIARY DEBTORS

..         Asia Badger, Inc.
..         Badger America, Inc.
..         Badger Energy, Inc.
..         Badger Middle East, Inc.
..         Catalytic Industrial Maintenance Co., Inc.
..         CF Environmental Corporation
..         Cia International de Ingenieria, S.A.
..         Ebasco International Corporation
..         Emkay Capital Investments, Inc.
..         Gulf Design Corporation
..         Harbert-Yeargin, Inc.
..         HCC Holding, Inc.
..         Industrial Constructors Corp.
..         Jackson & Moreland Internaional, Inc.
..         McBride-Ratcliff & Associates, Inc.
..         MK Aviation Services, Inc.
..         MK Capital Company
..         MK Construction, Inc.
..         MK Nevada, LLC
..         MK Train Control, Inc.
..         MK-Ferguson Engineering Company
..         MK-Ferguson of Idaho Company
..         MK-Ferguson of Oak Ridge Company
..         Morrison Knudsen Corporation of Viet Nam
..         Morrison Knudsen Company, Inc.
..         Morrison Knudsen Engineers, Inc.
..         Morrison Knudsen Leasing Corporation
..         Morrison Knudsen Services, Inc.
..         National Projects Southwest, Inc.
..         National Projects, Inc.
..         Pomeroy Corporation
..         Raytheon Architects, Ltd.
..         Raytheon Constructors International, Inc.
..         Raytheon Engineering Quality Services Corportation
..         Raytheon Engineering & Constructors (Aruba) Ltd.
..         Raytheon Engineering & Constructors (Ireland) Ltd.
..         Raytheon Engineering & Constructors (Panama) Ltd.
..         Raytheon Engineering & Constructors (Russia) Ltd.
..         Raytheon Engineering & Constructors (Trinidad & Tobago) Ltd.
..         Raytheon Engineering & Constructors Latin America Inc.
..         Raytheon Engineering & Constructors Middle East, Ltd.
..         Raytheon Engineering & Constructors Midwest Inc.
..         Raytheon Engineering & Constructors Midwest, LLC
..         Raytheon Nuclear, Inc.
..         Raytheon-Ebasco Indonesia, Ltd.
..         Raytheon-Ebasco Overseas, Ltd.
..         Raytheon-Ebasco Pakistan, Ltd.
..         Raytheon Quality Inspection Company
..         Rust Constructors Inc.
..         Rust Constructors Puerto Rico, Inc.
..         Speciality Technical Services, Inc.
..         Steams Catalytic Corporation
..         United Engineers Far East, Ltd.
..         United Engineers International, Inc.
..         United Mid-East, Inc.
..         Washington Architects, LLC
..         Washington Construction Corporation
..         Washington Demilitarization Company
..         Washington Electrical, Inc.
..         Washington Group International, Inc.(DE)
..         Washington Group International, Inc.(OH)
..         Washington Infrastructure Services, Inc.
..         Washington International, Inc.
..         Washington International, L.L.C.
..         Washington Ohio Services, LLC
..         Washington Quality Programs Company
..         Washington-Catalytic Inc.
..         WCG Holdings, Inc.
..         WCG Leasing, Inc.
..         Yampa Mining Co.